UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in fiscal year 2014, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the slow pace of growth our country faced in the first half of the year, we see indications that the economy began to accelerate mid-year, and continued to grow for the full year 2014. As economic growth recovered, we found opportunities to accumulate real estate stocks at what we believe were attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth remained positive over fiscal year 2014 despite the potential drag from the implementation of the affordable care act, and Federal Reserve tapering of its quantitative easing program. Fortunately, growth within the U.S. accelerated toward the second half of the year, with real GDP improving 5% in the third quarter, more than making up for a decline in the first quarter. The sudden acceleration in real GDP can primarily be attributed to a rebound in consumer and business spending. While there is no way for us to ascertain how much the decline in gasoline prices will contribute to consumer spending in other areas, the prospect certainly adds to our optimistic outlook for the US economy as we head into 2015.

The employment picture continues to improve, with the US adding more than 200,000 non-farm jobs for several months in a row. Notably, by November the number of non-farm payroll additions topped 353,000 for the first time in 2014, while the unemployment reading dropped to 5.6% in December, a marked improvement from 2013 year end. First time jobless claims remain well below levels seen in the prior five years, and recently dipped below 300,000 for several weeks in the second half of the year. We view this as a very positive signs for the employment picture, and future economic growth.

We believe that the economy will continue to expand as we head into 2015. Leading economic indicators remained solidly positive in the second half of the year. Although the leading economic index has been held back by weak wage growth, we believe that with the improvement in labor markets wage growth could pick up. Expectations of such may be contributing to the continued rise in consumer confidence.

As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the full year 2014, the S&P 500 provided a total return of 13.7%. With much of the uncertainty surrounding the implementation of financial regulations, and the expectation of tightening Federal Reserve policy, stocks in the Financial Sector generally underperformed the broader market in the first half of 2014. However, with a change in congressional control signaling a potential for fewer regulatory changes, and an improvement in GDP growth, the Financial Sector rallied to outperform the broader market for the full year.

As members of the financial sector, REITs were not immune from the aforementioned concerns. Having underperformed the broader market in the prior six months after the Federal Reserve began to discuss tapering its quantitative easing program, REITs rallied to outperform the S&P 500 wire to wire in 2014.

We believe real estate companies have continued to benefit from improving financial conditions, positive underlying fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public capital markets to issue bonds, preferred stock, and raise common equity. Many REITs have sought to call preferred stock and redeem maturing bonds while issuing new securities at lower interest rates. As a result, we believe publicly traded REITs, with their lower cost of capital, will continue to outperform the private real estate markets over the near term.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Relative to our benchmark index, the Fund was most underweight Healthcare, Regional Malls, and Storage REITs. Given the sharp decline in home ownership and an increased propensity to rent, the fund was on average most overweight Manufactured Housing, Apartment REITs and Hotel REITs. The fund’s overweight position in hotel shares was predicated on a rebound in business travel given rising corporate profits. It is also worth noting that the Fund had an allocation to energy infrastructure Master Limited Partnerships (MLPs), and as such had a weighting in Pipelines that was not included in the index

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 31.72% (no load, gross of fees) for the 12 months ending December 31, 2014 (Source: Huntington Asset Services). This compares to the 30.37% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.56% for Class A shares into account.

The Fund’s outperformance relative to its benchmark was primarily due to its stock selection within Office REITs, and the decision to overweight Technology REIT shares. Stock selection within Shopping Center, Apartment, and Hotel REITs also aided returns. The largest detractor from fund performance was the Fund’s allocation to the energy infrastructure space, followed by cash drag.

Including sales charge and expenses, as of December 31, 2014 the Fund’s one year return was 22.73%. The annualized five year return was 14.33% per year, while the average annual return over the past ten years was 3.45%, (Source: Huntington Asset Services).

REAL ESTATE INCOME AND GROWTH FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Real Estate and Growth Fund

December 31, 2014

Apartments (REITs)	15.81%	$21,804,105
Office Space (REITs)	14.36	19,815,209
Hotels (REITs)	12.71	17,540,203
Diversified (REITs)	12.60	17,375,573
Regional Malls (REITs)	8.98	12,386,090
Shopping Centers (REITs)	8.12	11,197,845
Energy	7.18	9,900,094
Health Care (REITs)	4.50	6,210,096
Industrial (REITs)	3.57	4,919,800
Storage (REITs)	3.26	4,497,834
Financials	3.21	4,425,080
Money Market	3.18	4,388,957
Manufactured Homes (REITs)	1.66	2,287,328
Net Lease (REITs)	0.86	1,189,000
Total Investments	100.00%	$137,937,214

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Returns

(for the periods ended December 31, 2014)

		Average Annual

	1 Year	5 Year	10 Year
Spirit of America Real Estate Income and GrowthFund (NAV)	29.55%	15.57%	4.01%
Spirit of America Real Estate Income and GrowthFund (POP)	22.73%	14.33%	3.45%
The MSCI US REIT Index	30.37%	17.05%	8.31%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.25% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.25% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

REAL ESTATE INCOME AND GROWTH FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2014 to December 31, 2014.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,096.70	1.55%	$8.17
Hypothetical 5% Return	$1,000.00	$1,017.41	1.55%	$7.86

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (184), multiplied by the number of days in the period, then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2014

	Shares	Market Value
Common Stocks 94.98%

Apartments (REITs) 15.74%
Apartment Investment & Management Co., Class A	117,600	$4,368,840
AvalonBay Communities, Inc.	30,000	4,901,700
Camden Property Trust	40,000	2,953,600
Equity Residential	58,800	4,224,192
Essex Property Trust, Inc.	17,971	3,712,809
Independence Realty Trust, Inc.	50,000	465,500
Trade Street Residential, Inc.	39,439	303,286
UDR, Inc.	28,364	874,178
		21,804,105

Diversified (REITs) 12.27%
Digital Realty Trust, Inc.	90,300	5,986,890
DuPont Fabros Technology, Inc.	173,700	5,773,788
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,526	477,075
Lexington Realty Trust	135,000	1,482,300
Vornado Realty Trust	10,000	1,177,100
WP Carey, Inc.	30,000	2,103,000
		17,000,153

Energy 6.81%
Atlas Resource Partners LP	50,000	535,000
Calumet Specialty Products Partners LP	70,830	1,587,300
DCP Midstream Partners LP	11,000	499,730
Enbridge Energy Management LLC*	1	39
Enterprise Products Partners LP	79,202	2,860,776
Marlin Midstream Partners LP	29,000	527,220
Targa Resources Partners LP	30,000	1,436,400
Western Gas Partners LP	14,980	1,094,289
Williams Partners LP	20,000	895,000
		9,435,754

Financials 3.20%
Arlington Asset Investment Corp.	120,000	3,193,200
Ashford, Inc.*	1,580	148,520
NorthStar Asset Management Group, Inc.	48,000	1,083,360
		4,425,080

Health Care (REITs) 4.48%
HCP, Inc.	50,000	2,201,500
Health Care REIT, Inc.	17,300	1,309,091
Ventas, Inc.	37,650	2,699,505
		6,210,096

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Hotels (REITs) 11.85%
Ashford Hospitality Trust, Inc.	137,500	$1,441,000
Chesapeake Lodging Trust	34,000	1,265,140
DiamondRock Hospitality Co.	250,000	3,717,500
FelCor Lodging Trust, Inc.	177,700	1,922,714
LaSalle Hotel Properties	23,900	967,233
Pebblebrook Hotel Trust	78,414	3,578,031
RLJ Lodging Trust	30,000	1,005,900
Ryman Hospitality Properties, Inc.	20,000	1,054,800
Strategic Hotels & Resorts, Inc.*	110,000	1,455,300
		16,407,618

Industrial (REITs) 3.55%
First Industrial Realty Trust, Inc.	30,000	616,800
ProLogis, Inc.	100,000	4,303,000
		4,919,800

Manufactured Homes (REITs) 1.65%
Equity Lifestyle Properties, Inc.	15,050	775,828
Sun Communities, Inc.	25,000	1,511,500
		2,287,328

Net Lease (REITs) 0.86%
Spirit Realty Capital, Inc.	100,000	1,189,000

Office Space (REITs) 14.30%
BioMed Realty Trust, Inc.	120,000	2,584,800
Boston Properties, Inc.	24,000	3,088,560
City Office REIT, Inc.	69,500	889,600
CyrusOne, Inc.	32,837	904,659
First Potomac Realty Trust	10,000	123,600
Hudson Pacific Properties, Inc.	68,900	2,071,134
Kilroy Realty Corp.	80,000	5,525,600
NorthStar Realty Finance Corp.	20,000	351,600
Paramount Group, Inc.*	20,000	371,800
SL Green Realty Corp.	32,800	3,903,856
		19,815,209

Regional Malls (REITs) 8.94%
General Growth Properties, Inc.	40,000	1,125,200
Macerich Co.(The)	10,000	834,100
Simon Property Group, Inc.	49,000	8,923,390
Tanger Factory Outlet Centers, Inc.	20,000	739,200
Taubman Centers, Inc.	10,000	764,200
		12,386,090

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Shopping Centers (REITs) 8.08%
Brixmor Property Group, Inc.	10,000	$248,400
DDR Corp.	75,000	1,377,000
Federal Realty Investment Trust	40,000	5,338,400
Kimco Realty Corp.	74,250	1,866,645
Regency Centers Corp.	20,000	1,275,600
Urstadt Biddle Properties, Inc.	10,000	218,800
Weingarten Realty Investors	25,000	873,000
		11,197,845

Storage (REITs) 3.25%
CubeSmart	20,000	441,400
Extra Space Storage, Inc.	25,000	1,466,000
Sovran Self Storage, Inc.	29,700	2,590,434
		4,497,834
Total Common Stocks
(Cost $85,811,596)		131,575,912

Preferred Stocks 1.42%

Diversified (REITs) 0.27%
Digital Realty Trust, Inc., Series H, 7.38%	4,580	121,920
Wells Fargo Real Estate Investment Corp, Series A, 6.38%	10,000	253,500
		375,420

Energy 0.33%
Atlas Pipeline Partners LP, Series E, 8.25%	3,000	76,140
Vanguard Natural Resources LLC, Series B, 7.63%	20,000	388,200
		464,340

Hotels (REITs) 0.82%
FelCor Lodging Trust, Inc., Series C, 8.00%	28,500	726,180
Sunstone Hotel Investors, Inc., Series D, 8.00%	15,488	406,405
		1,132,585
Total Preferred Stocks
(Cost $1,787,842)		1,972,345

Money Market 3.17%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.07% (a)	4,388,957	4,388,957
Total Money Market
(Cost $4,388,957)		4,388,957

REAL ESTATE INCOME AND GROWTH FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

Market Value

Total Investments — 99.57%
(Cost $91,988,395)	$137,937,214
Other Assets in Excess of Liabilities — 0.43%	601,343

NET ASSETS — 100.00%	$138,538,557

(a)	Rate disclosed is the seven day yield as of December 31, 2014.
*	Non-income producing security.

REIT - Real Estate Investment Trust

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2014

ASSETS
Investments in securities at value (cost $91,988,395)	$137,937,214
Receivable for Fund shares sold	91,177
Dividends and interest receivable	888,225
Prepaid expenses	6,154
TOTAL ASSETS	138,922,770

LIABILITIES
Payable for Fund shares redeemed	147,551
Payable for investment advisory fees	113,881
Payable for accounting and administration fees	15,110
Payable for distribution fees	35,221
Payable to custodian	1,834
Payable for audit fees	26,300
Payable for printing fees	19,054
Payable for transfer agent fees	21,943
Payable for chief compliance officer salary	397
Other accrued expenses	2,922
TOTAL LIABILITIES	384,213
NET ASSETS	$138,538,557

Class A Shares
Net assets applicable to 10,566,786 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$138,538,557
Net asset value and redemption price per share ($138,538,557 ÷ 10,566,786 shares)	$13.11
Maximum offering price per share ($13.11 ÷ 0.9475)	$13.84

SOURCE OF NET ASSETS
As of December 31 2014, net assets consisted of:
Paid-in capital	$91,574,099
Accumulated net realized gain on investments	1,015,639
Net unrealized appreciation on investments	45,948,819
NET ASSETS	$138,538,557

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$3,806,201
Interest	157
TOTAL INVESTMENT INCOME	3,806,358

EXPENSES
Investment Advisory fees	1,264,387
Distribution fees — Class A	391,049
Accounting and Administration fees	89,992
Auditing fees	27,600
Chief Compliance Officer salary	5,543
Custodian fees	12,049
Directors’ fees	16,759
Insurance expense	38,652
Legal fees	16,173
Printing expense	52,668
Registration fees	13,197
Transfer Agent fees	102,227
Line of credit fees	1,170
Interest expense	3,708
Other expenses	2,709
NET EXPENSES	2,037,883
NET INVESTMENT INCOME	1,768,475

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	20,720,808
Net realized gain from option transactions	1,726
Net change in unrealized appreciation(depreciation) of investments	11,151,021
Net realized and unrealized gain on investments	31,873,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,642,030

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$1,768,475	$471,147
Net realized gain on investment and option transactions	20,722,534	12,742,840
Net change in unrealized appreciation(depreciation) of investments	11,151,021	(9,629,642)
Net increase in net assets resulting from operations	33,642,030	3,584,345

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income:
Class A	(1,768,475)	(470,623)
Class B	—	(524	)(a)
Total distributions from net investment income	(1,768,475)	(471,147)
Distributions from capital gains:
Class A	(52,762)	—
Total distributions from capital gains	(52,762)	—
Return of capital:
Class A	—	(1,136,892)
Total distributions from return of capital to shareholders	—	(1,136,892)
Total distributions to shareholders	(1,821,237)	(1,608,039)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares Sold:
Class A	14,028,022	30,754,382
Class B	—	769	(a)
Shares issued from reinvestment of distributions:
Class A	1,602,379	1,404,139
Class B	—	435	(a)
Shares redeemed:
Class A	(35,764,678)	(41,506,789)
Class B	—	(1,384,302	)(a)
Decrease in net assets derived from capital share transactions	(20,134,277)	(10,731,366)
Total increase (decrease) in net assets	11,686,516	(8,755,060)

NET ASSETS
Beginning of year	126,852,041	135,607,101
End of year	$138,538,557	$126,852,041

Transactions in capital stock were:
Shares Sold:
Class A	1,176,933	2,836,622
Class B	—	71	(a)
Shares issued from reinvestment of distributions:
Class A	130,772	134,254
Class B	—	39	(a)
Shares redeemed:
Class A	(3,103,137)	(3,960,331)
Class B	—	(121,987	)(a)
Decrease in shares outstanding	(1,795,432)	(1,111,332)

(a) For the period January 1, 2013 to April 11, 2013. Effective April 11, 2013, Class B Shares of the Fund closed.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	Class A For The Year Ended December 31, 2014	Class A For The Year Ended December 31, 2013	Class A For The Year Ended December 31, 2012		Class A For The Year Ended December 31, 2011		Class A For The Year Ended December 31, 2010

Net Asset Value, Beginning of Year	$10.26	$10.06	$8.88		$8.94		$6.87

Income from Investment Operations:
Net investment income	0.16	0.04	0.08	¹	0.03	¹	0.04	¹
Net realized and unrealized gain on investments	2.86	0.28	1.26		0.08		2.18
Total income from investment operations	3.02	0.32	1.34		0.11		2.22

Less Distributions:
Distributions from net investment income	(0.16)	(0.04)	(0.16)		(0.04)		(0.04)
Distributions from capital gains	(0.01)	—	—		—		(0.11)
Distributions from return of capital	—	(0.08)	—		(0.13)		—
Total distributions	(0.17)	(0.12)	(0.16)		(0.17)		(0.15)

Net Asset Value, End of Year	$13.11	$10.26	$10.06		$8.88		$8.94
Total Return²	29.55%	3.15%	15.10%		1.24%		32.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$138,539	$126,852	$134,353		$139,027		$183,450
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.56%	1.68%	1.75%		1.74%		1.75%
After expense reimbursement or recapture	1.56%	1.68%	1.75%		1.74%		1.77%
Ratio of net investment income to average net assets	1.36%	0.33%	0.84%		0.38%		0.47%
Portfolio turnover	43%	31%	10%		7%		13%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2014

Note 1 – Organization

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998. The Fund currently offers one class of shares, Class A shares. Effective April 11, 2013, Class B shares of the Fund closed. The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

The summary of inputs used to value the Fund’s net assets as of December 31, 2014 is as follows:

Real Estate Income and Growth Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$131,575,912	$—	$—	$131,575,912
Preferred Stocks*	1,972,345	—	—	1,972,345
Money Market Securities	4,388,957	—	—	4,388,957

Total	$137,937,214	$—	$—	$137,937,214

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels as of December 31, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Transactions in written options by the Fund during the fiscal year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	—
Options written	927	80,043
Options closed	(50)	(1,512)
Options exercised	(862)	(77,867)
Options expired	(15)	(664)

Options outstanding at December 31, 2014	—	—

The following table identifies the effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2014. There were no written option contracts outstanding as of December 31, 2014.

Derivatives	Location of Gain (Loss) on Derivatives Recognized from Operations	Realized Gain (Loss) on Derivatives Recognized from Operations	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized from Operations
Equity Price Risk:
Written Option Contracts	Net realized gain from option transactions/Net change in unrealized appreciation (depreciation) of option contracts	$1,726	$—

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2014, excluding short-term investments, were $56,285,411 and $78,645,496, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2014, were $1,264,387.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares will not exceed 1.97% of the average daily net assets of each class through April 30, 2015. For the year ended December 31, 2014, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2014, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at December 31, 2014.

The Fund has adopted a distribution plan for Class A Shares pursuant to Rule 12b-1 (“Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% from the average daily net assets of Class A Shares, for the Distributor’s services and expenses in distributing shares of the class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2014, fees paid to the Distributor under the Plan were $391,049 for Class A Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2014, sales charges on Class A Shares paid to the Distributor were $709,185. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Fund was allocated $5,543 of the Chief Compliance Officer’s salary.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Note 5 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Note 6 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2014
Class A	$1,768,475	$52,762	$1,821,237	$—	$1,821,237
12/31/2013
Class A	$470,623	$—	$470,623	$1,136,892	$1,607,515
Class B	524	—	524	—	524

	$471,147	$—	$471,147	$1,136,892	$1,608,039

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

December 31, 2014
Gross unrealized appreciation	$47,399,110
Gross unrealized depreciation	(1,450,291)

Net unrealized appreciation	45,948,819

Cost basis of investments	$91,988,395

As of December 31, 2014, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Accumulated gain on investments	$1,015,639
Unrealized appreciation	45,948,819

Total accumulated earnings (losses)	$46,964,458

As of December 31, 2014, the Fund utilized capital loss carryforwards for federal income tax purposes of $19,750,566.

For the year ended December 31, 2014, the Fund had no Deferred Post-October Losses.

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the three year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements or expected to be taken in the Fund’s 2014 tax returns. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

Real Estate Income and Growth Fund
Total bank line of credit as of December 31, 2014	$3,000,000
Average borrowings during period	279,593
Number of days outstanding*	71
Average interest rate during period	1.655%
Highest balance drawn during period	2,187,764
Highest balance interest rate	1.670%
Interest expense incurred	$3,708
Interest rate at December 31, 2014	1.670%

*	Number of days outstanding represents the total days during the period ended December 31, 2014 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 27, 2011, FINRA filed a complaint against David Lerner Associates, Inc. (“DLA”), the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section. In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2014, 21.35% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2014, 28.14% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Long-Term Capital Gain Dividends

The Fund designates $52,762 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2014.

REAL ESTATE INCOME AND GROWTH FUND	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Real Estate Income and Growth Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Real Estate Income and Growth Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2014

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

REAL ESTATE INCOME AND GROWTH FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

long-term investment performance for each of the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups. The Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

REAL ESTATE INCOME AND GROWTH FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services

(although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

26	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	27

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOARE-AR14

ANNUAL REPORT

DECEMBER 31, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy

We appreciate your continued support and look forward to your future investment in the Spirit of America Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION

Economic Summary

In December the Federal Reserve indicated that an increase in interest rates is coming when they removed the language that short-term rates would remain near zero for “a considerable time.” The Fed’s statement said that with the economy “expanding at a moderate pace” and “solid job gains and a lower unemployment rate” they could “be patient in beginning to normalize” interest rates. Fed Chairwoman Janet L. Yellen emphasized that the Fed would raise rates slowly when it begins. She also indicated that it is “unlikely” that the Federal Open Market Committee will raise rates for “at least the next couple of meetings.”

The consumer price index (CPI) declined 0.3% in November. The large decline in gasoline prices contributed to the drop, the biggest in six years. The CPI rose 1.3% in the 12 months that ended November 30th, below the Fed’s 2% target for annual inflation. Gross Domestic Product (GDP) grew at a 5% annual rate from July through September, up from a previous estimate of 3.9%. This was the largest increase since the third quarter of 2003. The increase follows growth of 4.6% from April through June.

U.S. jobs grew in December as employers added 252,000 jobs. This was stronger than the forecast of 240,000. The unemployment rate reached a 6  1/2 year low at 5.6%, down a higher than anticipated 0.2% percent from last month’s 5.8%. At the same time, the labor force participation rate dropped to 62.7% from 62.9%. Wages also fell in December with average hourly earnings down 5 cents to $24.57. This almost erases the 6 cent increase from November and leaves the year-over-year hourly wage growth rate at 1.7%.

Oil prices saw a large decline during the fourth quarter due to the increase in U.S.

shale production and slowing demand from China. The Organization of the Petroleum Exporting Countries (OPEC) decided not to lower its oil output in response to the over-supply, helping to move prices down. Oil prices were down 46% for the year, the largest annual decline since 2008. Lower oil prices led to the weakening of Energy sector stocks including MLP’s.

Market Commentary

Despite conflict in Russia, Ebola crises, weak oil prices and the strength in the U.S. dollar, the U.S stock market did well. The S&P 500 Index returned 13.68%, the Dow Jones Industrial Average returned 10.04% and the NASDAQ composite Index returned 14.83%.

Fund Summary

The Spirit of America Value Fund’s, (SOAVX) (the “Fund”) primary objective is to seek capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 10 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 14.58% (no load, gross of fees), compared to the S&P 500 Index which was up 13.69% for the year 2014. (Source: Huntington Asset Services).

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

The Fund’s outperformance relative to its benchmark was primarily due to its overweight in the healthcare sector. The second contributor of relative performance came from the stock selection in the consumer discretionary sector followed by the overweighting in the materials sector.

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% and expense ratio of 1.60% into account. Including sales charge and expenses, the 1 Year Total Return of the Fund as of December 31, 2014 was 6.78%. The 5 Year Total Return was 10.77 % and since the inception of the Fund returned 6.72%.

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

December 31, 2014

Information Technology	18.55%	$14,212,608
Healthcare	16.19	12,403,538
Financials	13.47	10,322,076
Consumer Discretionary	10.84	8,307,216
Industrials	10.00	7,669,450
Energy	9.62	7,373,834
Consumer Staples	8.30	6,364,455
Materials	3.56	2,727,996
Utilities	3.05	2,336,031
Telecommunication Services	2.88	2,208,543
Real Estate Investment Trust	2.58	1,974,433
Money Market	0.96	733,106
Total Investments	100.00%	$76,633,286

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Returns

(For the Periods Ended December 31, 2014)

		Average Annual

	1 Year	5 Year	10 Year
Spirit of America Large Cap Value Fund (NAV)	12.68%	11.97%	6.24%
Spirit of America Large Cap Value Fund (POP)	6.78%	10.77%	5.67%
S&P 500 Index	13.69%	15.45%	7.67%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.25% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.25% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2014 to December 31, 2014.

Spirit of America Large Cap Value Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,043.50	1.62%	$8.32
Hypothetical 5% Return	$1,000.00	$1,017.06	1.62%	$8.22

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2014

	Shares	Market Value
Common Stocks 96.51%

Consumer Discretionary 10.91%
Comcast Corp., Class A	12,400	$719,324
Ford Motor Co.	22,000	341,000
Home Depot, Inc. (The)	17,800	1,868,466
Johnson Controls, Inc.	12,000	580,080
Macy’s, Inc.	6,600	433,950
McDonalds Corp.	3,680	344,816
Ross Stores, Inc.	4,600	433,596
Time Warner, Inc.	12,200	1,042,124
Walt Disney Co. (The)	22,000	2,072,180
Wyndham Worldwide Corp.	5,500	471,680
		8,307,216

Consumer Staples 8.29%
Altria Group, Inc.	25,700	1,266,239
Hershey Co.(The)	3,850	400,131
Kimberly-Clark Corp.	3,200	369,728
Kraft Foods Group, Inc.	5,499	344,567
PepsiCo, Inc.	13,250	1,252,920
Philip Morris International, Inc.	9,400	765,630
Procter & Gamble Co.	9,900	901,791
Rite Aid Corp.*	27,500	206,800
Walgreens Boots Alliance, Inc.	4,800	365,760
Wal-Mart Stores, Inc.	5,124	440,049
		6,313,615

Energy 9.01%
Apache Corp.	3,000	188,010
Chevron Corp.	4,000	448,720
ConocoPhillips	15,100	1,042,806
Devon Energy Corp.	5,100	312,171
Enterprise Products Partners LP	11,296	408,012
EOG Resources, Inc.	4,700	432,729
Exxon Mobil Corp.	12,800	1,183,360
Halliburton Co.	7,100	279,243
Kinder Morgan, Inc.	2,700	114,237
Marathon Oil Corp.	5,000	141,450
Schlumberger Ltd.	6,375	544,489
Spectra Energy Partners LP	6,500	370,305
Targa Resources Partners LP	2,400	114,912
Teekay LNG Partners LP	11,000	473,000
Tesoro Corp.	2,000	148,700
Valero Energy Corp.	8,700	430,650
Williams Partners LP	5,000	223,750
		6,856,544

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Financials 12.22%
American Express Co.	10,000	$930,400
Bank of America Corp.	43,100	771,059
Blackstone Group LP	5,000	169,150
Capital One Financial Corp.	2,500	206,375
Citigroup, Inc.	14,500	784,595
Goldman Sachs Group, Inc.(The)	4,615	894,525
Hartford Financial Services Group, Inc.(The)	14,000	583,660
JPMorgan Chase & Co.	20,227	1,265,806
MetLife, Inc.	10,875	588,229
Prudential Financial, Inc.	6,000	542,760
Synchrony Financial*	1,000	29,750
Travelers Cos., Inc.(The)	4,500	476,325
U.S. Bancorp	9,700	436,015
Wells Fargo & Co.	29,686	1,627,387
		9,306,036

Health Care 16.22%
AbbVie, Inc.	7,300	477,712
Actavis PLC*	6,500	1,673,165
Aetna, Inc.	3,800	337,554
Amgen, Inc.	3,250	517,692
Celgene Corp.*	4,000	447,440
Covidien PLC	10,700	1,094,396
Gilead Sciences, Inc.*	8,000	754,080
Halyard Health, Inc.*	400	18,188
HCA Holdings, Inc.*	4,500	330,255
IMS Health Holdings, Inc.*	19,700	505,108
Johnson & Johnson	10,010	1,046,746
McKesson Corp.	6,000	1,245,480
Merck & Co., Inc.	15,500	880,245
Mylan, Inc.*	8,200	462,234
Pfizer, Inc.	20,000	623,000
Thermo Fisher Scientific, Inc.	2,700	338,283
UnitedHealth Group, Inc.	15,800	1,597,222
		12,348,800

Industrials 9.92%
3M Co.	7,650	1,257,048
American Airlines Group, Inc.	1,600	85,808
Boeing Co.(The)	6,200	805,876
Caterpillar, Inc.	3,000	274,590
CSX Corp.	42,750	1,548,832
Delta Air Lines, Inc.	1,600	78,704
Dover Corp.	2,200	157,784

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Industrials (cont.)
General Electric Co.	42,881	$1,083,603
Honeywell International, Inc.	4,200	419,664
Masco Corp.	5,000	126,000
Norfolk Southern Corp.	2,000	219,220
Pitney Bowes, Inc.	4,000	97,480
Terex Corp.	3,000	83,640
Tyco International PLC	7,700	337,722
United Continental Holdings, Inc.*	1,200	80,268
United Parcel Service, Inc. (UPS), Class B	4,676	519,831
United Technologies Corp.	3,300	379,500
		7,555,570

Information Technology 18.67%
Adobe Systems, Inc.*	4,200	305,340
Apple, Inc.	25,200	2,781,576
Applied Materials, Inc.	17,800	443,576
Cisco Systems, Inc.	24,500	681,467
Cognizant Technology Solutions Corp., Class A*	4,000	210,640
Corning, Inc.	26,200	600,766
Hewlett-Packard Co.	11,000	441,430
Intel Corp.	26,400	958,056
International Business Machines Corp.	2,858	458,538
Micron Technology, Inc.*	10,700	374,607
Microsoft Corp.	36,550	1,697,747
NetApp, Inc.	3,000	124,350
Oracle Corp.	30,800	1,385,076
Paychex, Inc.	4,400	203,148
QUALCOMM, Inc.	8,800	654,104
Symantec Corp.	21,100	541,320
Texas Instruments, Inc.	14,925	797,965
Visa, Inc., Class A	3,350	878,370
Western Digital Corp.	2,500	276,750
Xerox Corp.	28,700	397,782
		14,212,608

Materials 3.58%
Ball Corp.	3,100	211,327
Dow Chemical Co.(The)	8,650	394,527
EI du Pont de Nemours & Co.	13,500	998,190
Lyondellbasell Industries NV, Class A	3,700	293,743
Nucor Corp.	2,000	98,100
Packaging Corp. of America	9,380	732,109
		2,727,996

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Real Estate Investment Trust 2.15%
Annaly Capital Management, Inc.	10,000	$108,100
Apartment Investment & Management Co., Class A	5,000	185,750
DiamondRock Hospitality Co.	20,100	298,887
Digital Realty Trust, Inc.	5,400	358,020
ProLogis, Inc.	5,000	215,150
Simon Property Group, Inc.	2,600	473,486
		1,639,393

Telecommunication Services 2.47%
AT&T, Inc.	25,350	851,506
CenturyLink, Inc.	1,800	71,244
Verizon Communications, Inc.	20,440	956,183
		1,878,933

Utilities 3.07%
Entergy Corp.	3,800	332,424
Exelon Corp.	10,400	385,632
NextEra Energy, Inc.	5,100	542,079
Wisconsin Energy Corp.	20,400	1,075,896
		2,336,031
Total Common Stocks (Cost $43,329,540)		73,482,742

Preferred Stocks 3.18%

Consumer Staples 0.07%
CHS, Inc., 6.75%	2,000	50,840

Energy 0.68%
Atlas Pipeline Partners LP, Series E, 8.25%	3,000	76,140
BreitBurn Energy Partners LP, Series A, 8.25%	4,000	85,880
Callon Petroleum Co., Series A, 10.00%	5,000	210,000
Tsakos Energy Navigation Ltd., Series B, 8.00%	2,000	48,620
Vanguard Natural Resources LLC, Series B, 7.63%	3,000	58,230
Vanguard Natural Resources LLC, Series C, 7.75%	2,000	38,420
		517,290

Financials 1.34%
Aegon NV, 6.38%	5,000	127,500
Aegon NV, 8.00%	3,000	84,360
American Financial Group, Inc., 6.38%	5,000	132,750
Bank of America Corp., Series W, 6.63%	2,000	51,140
BGC Partners, Inc., 8.13%	5,000	136,650

LARGE CAP VALUE FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Financials (cont.)
Capital One Financial Corp., Series D, 6.70%	2,000	$51,800
Citigroup, Inc., Series L, 6.88%	3,000	78,510
JPMorgan Chase & Co., Series T, 6.70%	2,000	52,840
KKR Financial Holdings LLC, Series A, 7.38%	3,000	79,980
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	171,290
Oxford Lane Capital Corp., 8.13%	2,000	49,220
		1,016,040

Health Care 0.07%
Peregrine Pharmaceuticals, Inc., Series E, 10.50%	2,500	54,738

Industrials 0.15%
Costamare, Inc., Series C, 8.50%	3,000	76,980
Navios Maritime Holdings, Inc.	2,000	36,900
		113,880

Real Estate Investment Trust 0.44%
American Capital Agency Corp., Series B, 7.75%	3,000	75,090
Digital Realty Trust, Inc., Series H, 7.38%	5,000	133,100
Inland Real Estate Corp., Series B, 6.95%	5,000	126,850
		335,040

Telecommunication Services 0.43%
Qwest Corp., 6.88%	2,000	51,280
Qwest Corp., 7.00%	5,000	129,750
Telephone & Data Systems, Inc., 7.00%	4,000	98,640
United States Cellular Corp., 7.25%	2,000	49,940
		329,610
Total Preferred Stocks
(Cost $2,419,898)		2,417,438

Money Market 0.96%
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio, 0.07%(a)	733,106	733,106

Total Money Market
(Cost $733,106)		733,106

Total Investments — 100.65%
(Cost $46,482,544)		76,633,286
Liabilities in Excess of Other Assets — (0.65)%		(495,775)

NET ASSETS — 100.00%		$76,137,511

(a)	Rate disclosed is the seven day yield as of December 31, 2014.
*	Non-income producing security.

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2014

ASSETS
Investments in securities at value (cost $46,482,544)	$76,633,286
Receivable for Fund shares sold	29,932
Dividends and interest receivable	132,685
Tax reclaims receivable	729
Prepaid expenses	6,314
TOTAL ASSETS	76,802,946

LIABILITIES
Payable for Fund shares redeemed	61,138
Payable for investment advisory fees	62,300
Payable for accounting and administration fees	9,696
Payable for distribution fees	19,268
Payable for investments purchased	461,805
Payable to custodian	1,098
Payable for audit fees	21,700
Payable for printing fees	14,865
Payable for transfer agent fees	11,713
Payable for chief compliance officer salary	223
Other accrued expenses	1,629
TOTAL LIABILITIES	665,435
NET ASSETS	$76,137,511
Net assets applicable to 3,848,701 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$76,137,511
Net asset value and redemption price per share ($76,137,511 ÷ 3,848,701 shares)	$19.78
Maximum offering price per share ($19.78÷ 0.9475)	$20.88

SOURCE OF NET ASSETS
As of December 31 2014, net assets consisted of:
Paid-in capital	$46,050,338
Accumulated undistributed net investment income	9,979
Accumulated net realized loss on investments	(73,548)
Net unrealized appreciation on investments	30,150,742
NET ASSETS	$76,137,511

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $123)	$1,727,198
TOTAL INVESTMENT INCOME	1,727,198

EXPENSES
Investment Advisory fees	704,092
Distribution fees	217,761
Accounting and Administration fees	55,337
Auditing fees	22,400
Chief Compliance Officer salary	3,215
Custodian fees	6,439
Directors’ fees	9,486
Insurance expense	21,335
Legal fees	9,994
Printing expense	38,881
Registration fees	10,987
Transfer Agent fees	62,918
Line of credit fees	327
Interest expense	67
Other expenses	1,297
TOTAL EXPENSES	1,164,536
NET EXPENSES	1,164,536
NET INVESTMENT INCOME	562,662

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	2,874,210
Net change in unrealized appreciation (depreciation) of investments	5,281,025
Net realized and unrealized gain on investments	8,155,235
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,717,897

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$562,662	$481,193
Net realized gain on investment transactions	2,874,210	1,978,539
Net change in unrealized appreciation(depreciation) of investments	5,281,025	11,874,312
Net increase in net assets resulting from operations	8,717,897	14,334,044

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(553,198)	(482,103)
Distributions from realized gains	(151,598)	—
Total distributions to shareholders	(704,796)	(482,103)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	11,339,332	15,421,332
Shares issued from reinvestment of distributions	671,079	465,368
Shares redeemed	(15,133,778)	(12,926,660)
Increase (decrease) in net assets derived from capital share transactions	(3,123,367)	2,960,040
Total increase in net assets	4,889,734	16,811,981

NET ASSETS
Beginning of year	71,247,777	54,435,796
End of year	$76,137,511	$71,247,777

Accumuluated undistributed net investment income	$9,979	$71

Transactions in capital stock were:
Shares sold	609,419	961,666
Shares issued from reinvestment of distributions	34,815	28,528
Shares redeemed	(816,784)	(807,560)
Increase (decrease) in shares outstanding	(172,550)	182,634

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010

Net Asset Value, Beginning of Year	$17.72	$14.18	$12.78		$12.82		$11.55

Income from Investment Operations:
Net investment income	0.14	0.12	0.09	¹	0.03	¹	— [1,2]
Net realized and unrealized gain (loss) on investments	2.10	3.54	1.40		(0.02)		1.28
Total income from investment operations	2.24	3.66	1.49		0.01		1.28

Less Distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.09)		(0.05)		(0.01)
Distributions from capital gains	(0.04)	—	—		—		—
Total distributions	(0.18)	(0.12)	(0.09)		(0.05)		(0.01)

Net Asset Value, End of Year	$19.78	$17.72	$14.18		$12.78		$12.82
Total Return[3]	12.68%	25.90%	11.63%		0.05%		11.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$76,138	$71,248	$54,436		$49,676		$58,361
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.60%	1.68%	1.86%		1.89%		1.91%
After expense reimbursement or recapture	1.60%	1.68%	1.86%		1.96%		1.97%
Ratio of net investment income to average net assets	0.78%	0.77%	0.60%		0.26%		(0.03)%
Portfolio turnover	15%	22%	12%		19%		45%

1 Calculated based on the average number of shares outstanding during the period.

2 Amount represents less than $0.01 per share.

3 Calculation does not reflect sales load.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2014

Note 1 – Organization

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

The summary of inputs used to value the Fund’s net assets as of December 31, 2014 is as follows:

Large Cap Value Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$73,482,742	$—	$—	$73,482,742
Preferred Stocks	2,417,438	—	—	2,417,438
Money Market Securities	733,106	—	—	733,106

Total	$76,633,286	$—	$—	$76,633,286

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels as of December 31, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-

term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2014, excluding short-term investments, were $10,958,160 and $13,794,083, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2014 were $704,092.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2015. For the year ended December 31, 2014, there were no advisory fees reimbursed to the Fund.

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2014, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the adviser at December 31, 2014.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2014, fees paid to the Distributor under the Plan were $217,761.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus.

For the year ended December 31, 2014, sales charges received by the Distributor were $540,801. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Fund was allocated $3,215 of the Chief Compliance Officer’s salary.

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
12/31/2014	$553,198	$151,598	$704,796
12/31/2013	$482,103	$—	$482,103

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

December 31, 2014
Gross unrealized appreciation	$30,458,714
Gross unrealized depreciation	(306,836)

Net unrealized appreciation(a)	30,151,878

Cost basis of investments	$46,481,408

(a)	The difference between book-basis and tax-basis net unrealized appreciation is primarily due to wash sales.

At December 31, 2014, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Undistributed net investment income	$8,843
Other accumulated losses	(73,548)
Unrealized appreciation	30,151,878

Total accumulated earnings(b)	$30,087,173

(b)	The difference between book-basis and tax-basis total accumulated earnings are primarily due to wash sales and post-October deferral losses.

At December 31, 2014, the Fund had no capital loss carryforwards for federal income tax purposes.

For the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $2,740,463

At December 31, 2014, the Fund had Deferred Post-October Losses of $73,548.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the three year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements or expected to be taken in the Fund’s 2014 tax returns. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2014, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Undistributed Net Investment Income	$444
Accumulated Net Realized Gain (Loss)	—
Paid-In Capital	(444)

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

the lesser of $3,000,000 or 30% of the Fund’s daily market value.

Large Cap Value Fund
Total bank line of credit as of December 31, 2014	$3,000,000
Average borrowings during period	54,267
Number of days outstanding*	14
Average interest rate during period	1.655%
Highest balance drawn during period	138,782
Highest balance interest rate	1.670%
Interest expense incurred	$67
Interest rate at December 31, 2014	1.670%

*	Number of days outstanding represents the total days during the period ended December 31, 2014 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 27, 2011, FINRA filed a complaint against David Lerner Associates, Inc. (“DLA”), the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section. In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2014, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2014, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Long-Term Capital Gain Dividends

The Fund designates $151,598 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2014.

LARGE CAP VALUE FUND	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and Board of Directors of Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of the America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Large Cap Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2014

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent

Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

LARGE CAP VALUE FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality service in the future.

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for each of the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups. The Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that

LARGE CAP VALUE FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

26	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

LARGE CAP VALUE FUND	27

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOALC-AR14

ANNUAL REPORT

DECEMBER 31, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2014 Annual report for the Spirit of America High Yield Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION

Economic Summary

In December the Federal Reserve indicated that an increase in interest rates is coming when they removed the language that short-term rates would remain near zero for “a considerable time.” The Fed’s statement said that with the economy “expanding at a moderate pace” and “solid job gains and a lower unemployment rate” they could “be patient in beginning to normalize” interest rates. Fed Chairwoman Janet L. Yellen emphasized that the Fed would raise rates slowly when it begins. She also indicated that it is “unlikely” that the Federal Open Market Committee will raise rates for “at least the next couple of meetings.”

The consumer price index (CPI) declined 0.3% in November. The large decline in gasoline prices contributed to the drop, the biggest in six years. The CPI rose 1.3% in the 12 months that ended November 30th, below the Fed’s 2% target for annual inflation.

Gross Domestic Product (GDP) grew at a 5% annual rate from July through September, up from a previous estimate of 3.9%. This was the largest increase since the third quarter of 2003. The increase follows growth of 4.6% from April through June.

U.S. jobs grew in December as employers added 252,000 jobs. This was stronger than the forecast of 240,000. The unemployment rate reached a 6 1/2 year low at 5.6%, down a higher than anticipated 0.2% percent from last month’s 5.8%. At the same time, the labor force participation rate dropped to 62.7% from 62.9%. Wages also fell in December with average hourly earnings down 5 cents to $24.57. This almost erases the 6 cent increase from November and leaves the year-over-year hourly wage growth rate at 1.7%.

Market Commentary

Municipals bonds had a strong year in 2014 despite expectations that yields would go higher. The municipal market had the longest string of monthly gains in more than two decades in 2014. An increase in municipal bond issuance in December brought issuance for the year up to $333.32 billion, just below 2013’s issuance of $333.85 billion. Despite the increase in supply at the end of 2014, there were still more bonds being redeemed or maturing than there were being issued, fueling investor demand.

During 2014, the Municipal Market Data (MMD) Tax-Free 30 Year AAA yield moved from 4.20 on 1/2/14 to a 2.86 on 12/31/14. At the same time, the 30 Year US Treasury yield went from a 3.92 on 1/2/14 to a 2.75 on 12/31/14.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however, we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. As of December 31, 2014, over 94% of the

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

portfolio holdings are above investment grade, with over 87% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2014, the Fund consists of 327 different positions varied across 43 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2014, Puerto Rico holdings represent 3.64% of the portfolio, down from 5.47% at the end of June and 8.32% at the end of 2013.

Return Summary

The Fund’s Net Asset Value (NAV) went from $8.89 to $9.62 during 2014. The Fund is currently at $107.35 million in net assets with 4,520 shareholder accounts as of December 30, 2014.

The Fund had a total one year return of 13.36% (no load, gross of fees) for 2014. This compares to the 9.05% return of its benchmark, the Barclay Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. One of the factors that led the Fund to outperform the index was the longer average maturity of the Fund than the index. Bonds with longer maturities experience greater price movement when interest rates change.

Including the sales charge and expenses, as of December 31, 2014, the Fund’s calendar year to date return was 7.05%. The fund had an annualized five year return of 4.20% and an annualized return since inception of 3.73%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2014

New York	23.16%	$24,618,210
New Jersey	14.09	14,971,688
Connecticut	9.66	10,268,053
Pennsylvania	6.25	6,636,673
Florida	5.94	6,309,832
Texas	4.56	4,849,116
Puerto Rico	3.67	3,898,698
Michigan	3.23	3,427,502
Illinois	2.75	2,923,465
Indiana	2.63	2,795,340
California	2.08	2,205,912
Rhode Island	1.89	2,006,148
Washington	1.85	1,968,012
Maryland	1.76	1,870,423
New Mexico	1.60	1,696,829
Georgia	1.47	1,563,099
District of Columbia	1.14	1,209,244
Missouri	0.97	1,027,214
Maine	0.91	968,557
Massachusetts	0.89	950,109
Ohio	0.88	935,483
Louisiana	0.86	911,810
Wisconsin	0.69	734,689
Alaska	0.60	637,010
Colorado	0.58	620,741
North Carolina	0.58	613,657
West Virginia	0.48%	$508,128
Utah	0.40	425,302
New Hampshire	0.35	371,023
Oregon	0.34	365,980
Iowa	0.32	344,640
Tennessee	0.32	342,513
Nebraska	0.28	293,862
Kentucky	0.27	288,735
Kansas	0.26	279,127
Mississippi	0.26	277,212
Oklahoma	0.24	253,760
Vermont	0.23	245,314
Arizona	0.21	224,066
Virginia	0.21	220,736
Minnesota	0.19	203,102
Nevada	0.13	133,443
Virgin Islands	0.10	110,297
Alabama	0.10	109,836
South Carolina	0.05	55,898
Hawaii	0.04	45,548
Money Market	0.53	560,846
Total Investments	100.00%	$106,276,882

HIGH YIELD TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Returns

(For the Periods Ended December 31, 2014)

		Average Annual
	1 Year	5 Year	Since Inception (February 29, 2008)
Spirit of America High Yield Tax Free Bond Fund (NAV)	12.35%	5.21%	4.47%
Spirit of America High Yield Tax Free Bond Fund (POP)	7.05%	4.20%	3.73%
The Barclays Municipal Bond Index	9.05%	5.16%	5.49%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Municipal Bond Index benchmark is based on a start date of February 29, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2014 to December 31, 2014.

Spirit of America High Yield Tax Free Bond Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,036.70	0.90%	$4.63
Hypothetical 5% Return	$1,000.00	$1,020.66	0.90%	$4.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2014

	Principal Amount	Market Value
Municipal Bonds 98.48%

Alabama 0.10%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$109,836

Alaska 0.59%
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	104,091
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	103,904
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 01/21/15 @ 100, (OID), 5.00%, 06/01/32	500,000	429,015
		637,010

Arizona 0.21%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	111,717
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	112,349
		224,066

California 2.06%
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	310,227
City of Los Angeles Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	103,480
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	55,696
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	288,615
San Francisco, CA Bay Area Rapid Transit , Public & Highway Improvements, General Obligation Unlimited, Series C, 5.00%, 08/01/33	250,000	297,937
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	100,000	118,743

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

California (cont.)
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	$250,000	$295,625
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	500,000	552,200
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	160,366
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	23,023
		2,205,912

Colorado 0.58%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	114,736
Montrose Memorial Hospital, Inc., Hospital Improvements, Revenue Bonds, Callable 02/05/15 @ 101, (OID), 6.00%, 12/01/33	500,000	506,005
		620,741

Connecticut 9.57%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	247,765
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	239,505
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	220,000	230,791
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	513,660
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-2, Callable 05/15/21 @ 100, 4.15%, 05/15/42	250,000	255,033
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	254,490

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	$750,000	$771,060
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 5.00%, 11/15/41	30,000	30,555
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	254,880
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	153,728
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	254,278
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	227,040
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 4.90%, 11/15/36	370,000	392,352
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	243,000
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	104,417
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series E, Callable 07/01/24 @ 100, 5.00%, 07/01/34	100,000	113,227
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	111,709
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	400,000	444,592
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	110,442

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	$250,000	$274,867
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	125,000	137,625
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	524,845
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	515,380
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	539,110
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	105,356
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	258,518
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	265,047
State of Connecticut, Public Improvements, General Obligation Unlimited, Series A, Callable 03/01/24 @ 100, (OID), 4.00%, 03/01/33	400,000	426,184
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	524,028
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	116,760
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Series A, Callable 10/01/23 @ 100, 5.00%, 10/01/30	250,000	295,967
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 3.00%, 01/01/33	1,000,000	982,220

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Connecticut (cont.)
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/24 @ 100, 5.00%, 02/15/34	$250,000	$292,190
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	57,432
		10,268,053

District of Columbia 1.13%
District of Columbia, Hospital Improvements, Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	510,000	575,469
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fannie Mae), 4.45%, 06/15/31	320,000	339,405
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fannie Mae), 4.90%, 06/01/40	280,000	294,370
		1,209,244

Florida 5.88%
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	172,016
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	547,100
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	114,263
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	130,996
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	150,000	173,735
County of Miami-Dade, FL, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	125,752
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	286,597

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, FL, Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	$250,000	$283,257
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	292,435
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	185,235
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	111,196
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	130,000	156,034
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	80,000	82,845
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	111,713
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	108,912
FSU Financial Assistance, Inc., Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	559,405
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	233,774
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	250,783
JEA Electric System Revenue, Revenue Bonds, Series THREE-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	495,990
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	519,228
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	251,570

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Florida (cont.)
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	$260,000	$325,564
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	445,020
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	183,614
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	51,953
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	110,845
		6,309,832

Georgia 1.46%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	250,000	275,782
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	369,353
City of Atlanta, GA, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	282,555
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	105,875
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	178,313
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	59,614
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	291,607
		1,563,099

Hawaii 0.04%
Hawaii Pacific Health, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	45,548

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Illinois 2.72%
Chicago Board of Education, School Improvements, General Obligation Unlimited, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/42	$1,100,000	$1,133,979
City of Chicago, Local Multi-Family Housing, Revenue Bonds, Callable 08/01/20 @ 100, (Freddie Mac), 4.75%, 02/01/31	250,000	263,998
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	195,295
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	117,639
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	268,737
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	244,530
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	294,182
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	287,317
University of Illinois, University & College Improvements, Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	117,788
		2,923,465

Indiana 2.60%
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	295,056
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	114,282
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	277,902
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,108,100
		2,795,340

Iowa 0.32%
Iowa State Finance Authority, Revenue Bonds, Series A, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	344,640

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Kansas 0.26%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	$250,000	$279,127

Kentucky 0.27%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	250,000	288,735

Louisiana 0.85%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	500,000	506,155
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	114,238
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	291,417
		911,810

Maine 0.90%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	509,035
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series D-2, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	261,263
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	98,212
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	100,047
		968,557

Maryland 1.74%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	260,183

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Maryland (cont.)
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	$445,000	$478,010
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	547,575
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	169,387
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	63,541
Montgomery County Housing Opportunities Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	345,000	351,727
		1,870,423

Massachusetts 0.89%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	70,000	74,405
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	160,000	170,229
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	130,000	139,993
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	162,470
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	190,131
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	106,238
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	106,643
		950,109

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Michigan 3.19%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	$500,000	$500,355
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	115,652
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	861,847
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100, (OID), 5.63%, 11/15/29	100,000	115,897
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A2, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	732,976
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (GO OF AUTH), 4.60%, 12/01/26	70,000	74,463
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	238,598
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	489,822
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	297,892
		3,427,502

Minnesota 0.19%
City of St. Cloud, MN, Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100, (OID), 5.00%, 05/01/25	200,000	203,102

Mississippi 0.26%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	277,212

Missouri 0.96%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	303,160
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	101,015

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Missouri (cont.)
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Series F, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/45	$500,000	$494,730
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	120,000	128,309
		1,027,214

Nebraska 0.27%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	293,862

Nevada 0.12%
City of Reno, NV, Hospital Improvements, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	55,798
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.40%, 04/01/27	75,000	77,645
		133,443

New Hampshire 0.35%
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	250,000
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	121,023
		371,023

New Jersey 13.95%
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	283,025
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	150,000	179,475
New Jersey Economic Development Authority, Revenue Bonds, Series II, Callable 03/01/22 @ 100, 5.00%, 03/01/25	1,000,000	1,114,900

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	$920,000	$1,021,283
New Jersey Economic Development Authority, Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	250,000	273,235
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	294,795
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	110,552
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	240,214
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	275,000	305,888
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	631,279
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	109,754
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	70,121
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	205,000	226,863
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	95,000	99,949
New Jersey State Turnpike Authority, Revenue Bonds, Series B, Callable 01/01/23 @ 100, 5.00%, 01/01/29	500,000	577,455
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	229,676
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/32	500,000	570,200

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	$100,000	$116,078
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/22 @ 100, (State Appropriation), 5.00%, 06/15/42	4,500,000	4,819,950
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	249,759
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series B, Callable 06/15/21 @ 100, (OID), 5.00%, 06/15/42	200,000	212,186
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,105,000	1,187,256
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	891,622
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 06/01/25 @ 100, 4.00%, 06/01/34	250,000	260,150
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	249,383
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	250,333
Tobacco Settlement Financing Corp., Refunding Bonds, Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	525,000	396,307
		14,971,688

New Mexico 1.58%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	501,488
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	225,000	247,304

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New Mexico (cont.)
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	$500,000	$510,145
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	135,000	134,027
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	225,000	225,365
Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	78,500
		1,696,829

New York 22.93%
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	223,284
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	289,007
Hudson Yards Infrastructure Corp., Transit Improvements, Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	63,326
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	139,670
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	284,397
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	281,272
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	108,760
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/24 @ 100, 5.25%, 11/15/44	1,000,000	1,150,650

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/23 @ 100, 5.00%, 11/15/33	$100,000	$114,447
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 05/15/23 @ 100, 5.00%, 11/15/43	500,000	559,305
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	566,325
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series C, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	574,220
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/23 @ 100, 5.25%, 11/15/28	50,000	60,290
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	274,167
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	278,972
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (FHA) (INS), 5.75%, 08/15/35	250,000	293,897
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	261,910
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	521,275
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	503,570
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 11/01/21 @ 100, (Freddie Mac) (Fanni Mae) (Ginni Mae), 3.80%, 11/01/37	500,000	499,220
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	171,051

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	$250,000	$263,683
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	257,940
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	265,230
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	262,195
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	104,802
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	105,850
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	756,645
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/46	3,750,000	3,862,500
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/31	145,000	149,495
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (NATL-RE), 5.00%, 03/01/36	115,000	118,471
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	101,043
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	281,750
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	568,160
New York City Water & Sewer System, Revenue Bonds, Series FF, Callable 06/15/22 @ 100, 5.00%, 06/15/45	1,000,000	1,120,450

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
New York City Water & Sewer System, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	$500,000	$559,320
New York City Water & Sewer System, Revenue Bonds, Series EE, Callable 06/15/23 @ 100, 5.00%, 06/15/47	150,000	168,770
New York City Water & Sewer System, Refunding Revenue, Series EE, Callable 06/15/22 @ 100, 5.00%, 06/15/34	100,000	101,614
New York City Water & Sewer System, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	279,127
New York Convention Center Development Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/15 @ 100, (AMBAC), 5.00%, 11/15/44	225,000	231,766
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	279,655
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	50,000	54,915
New York Mortgage Agency, Refunding Revenue Bonds, Series 176, Callable 04/01/22 @ 100, 3.65%, 10/01/37	250,000	247,320
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,019,850
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	225,648
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	165,000	178,028
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	569,610
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	46,341
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	824,767
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	117,335
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	198,086
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	118,482

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 4.13%, 07/01/42	$500,000	$503,040
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	283,632
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	157,833
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	215,576
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	263,220
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	105,849
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series D, Callable 05/01/22 @ 100, 3.60%, 05/01/45	200,000	189,752
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	528,220
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	211,630
New York State Urban Development Corp., Public Improvements, Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	117,307
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	448,230
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	448,230
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	250,000	241,518

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/38	$250,000	$246,310
		24,618,210

North Carolina 0.57%
Charlotte-Mecklenburg, NC, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	100,000	110,387
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	276,562
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	226,708
		613,657

Ohio 0.87%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	70,307
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	344,228
Ohio State Higher Educational Facilities Revenue, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	250,000	270,515
Ohio State Higher Educational Facilities Revenue, Hospital Improvements, Revenue Bonds, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	250,433
		935,483

Oklahoma 0.24%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	253,760

Oregon 0.34%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	109,925

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Oregon (cont.)
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	$35,000	$40,475
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	215,580
		365,980

Pennsylvania 6.18%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/01/23 @ 100, 5.25%, 12/01/44	500,000	568,470
City of Philadelphia, PA, Public Improvements Refunding Bonds, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (OID), 7.13%, 07/15/38	750,000	826,365
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100, (OID), 5.88%, 08/01/31	220,000	234,837
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	154,944
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (FHA) (INS), 5.38%, 08/01/38	500,000	565,685
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	106,722
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	101,135
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	107,138
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	284,299
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/43	2,000,000	2,206,940
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Subseries D, Callable 12/01/19 @ 100, 5.50%, 12/01/41	500,000	560,700

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Pennsylvania (cont.)
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	$100,000	$115,456
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	250,000	292,537
West View, PA Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/43	500,000	511,445
		6,636,673

Puerto Rico 3.63%
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	385,001
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	200,510
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	101,924
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (OID), 6.13%, 07/01/33	100,000	75,639
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	218,765
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 02/05/15 @ 100, 5.25%, 07/01/20	350,000	289,268
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/22	150,000	115,898
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	523,615
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	187,265
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series RR, Callable 07/01/15 @ 100, (AGM), 5.00%, 07/01/20	500,000	501,875
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed), 5.25%, 07/01/23	100,000	73,104

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	$100,000	$77,153
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	600,000	439,560
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 02/05/15 @ 100, (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	192,650
Puerto Rico Public Buildings Authority, Economic Improvements, Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	235,000	178,976
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/22	185,000	133,433
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	174,050
Puerto Rico Sales Tax Financing Corp., Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, (OID), 5.25%, 08/01/30	40,000	30,012
		3,898,698

Rhode Island 1.87%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	155,000	158,071
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Series 5, Callable 04/01/22 @ 100, (Fannie Mae) (Ginnie Mae), 3.45%, 04/01/35	235,000	235,291
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	511,550
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	273,287
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	235,414
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	554,990

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Rhode Island (cont.)
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	$35,000	$37,545
		2,006,148

South Carolina 0.05%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	55,898

Tennessee 0.32%
City of Memphis, TN, General Obligation Unlimited, Series B, Callable 04/01/24 @ 100, 5.00%, 04/01/44	100,000	114,721
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	227,792
		342,513

Texas 4.52%
City of Houston, TX, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	566,405
Clifton, TX Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, Callable 08/15/24 @ 100, (GTD), 4.00%, 08/15/44	500,000	509,585
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	256,883
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	195,965
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	115,693
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	118,006
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,322,412
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	252,798

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Texas (cont.)
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	$100,000	$111,618
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 02/05/15 @ 100, (OID), 5.38%, 09/01/30	1,000,000	1,001,020
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	112,348
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, 5.00%, 12/01/16	50,000	54,156
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	115,510
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	111,717
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/05/15 @ 100, (ACA), 5.00%, 02/15/36	5,000	5,000
		4,849,116

Utah 0.40%
University of Utah, University & College Improvements, Revenue Bonds, Series A, Callable 08/01/23 @ 100, 5.00%, 08/01/43	250,000	285,702
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.25%, 01/01/25	50,000	53,386
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.75%, 01/01/33	80,000	86,214
		425,302

Vermont 0.23%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	245,000	245,314

Virgin Islands 0.10%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	110,297

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Virginia 0.21%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Series E, Callable 04/01/20 @ 100, (GO OF AUTH), 4.50%, 10/01/45	$215,000	$220,736

Washington 1.83%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Series A, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	1,112,970
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	281,347
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	573,695
		1,968,012

West Virginia 0.47%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	226,158
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	281,970
		508,128

Wisconsin 0.68%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	425,392
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	104,954
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	95,000	103,512
Wisconsin State Health & Educational Facilities Authority Revenue, Refunding Revenue Bonds, Callable 04/15/15 @ 100, (OID), 5.63%, 04/15/33	100,000	100,831
		734,689
Total Municipal Bonds (Cost $100,477,964)		105,716,036

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value
Money Market 0.52%
Federated Municipal Obligations Fund, 0.01% (a)	560,846	$560,846

Total Money Market (Cost $560,846)		560,846

Total Investments — 99.00%
(Cost $101,038,810)		106,276,882
Other Assets in Excess of Liabilities — 1.00%		1,076,155

NET ASSETS — 100.00%		$107,353,037

(a)	Rate disclosed is the seven day yield as of December 31, 2014.

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

GO - General Obligation

GTD - Guaranteed

INS - Insured

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

SONYMA - State of New York Mortgage Agency

34	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2014

ASSETS
Investments in securities at value (cost $101,038,810)	$106,276,882
Receivable for Fund shares sold	27,781
Dividends and interest receivable	1,342,400
Prepaid expenses	3,964
TOTAL ASSETS	107,651,027

LIABILITIES
Payable for Fund shares redeemed	52,225
Payable for investment advisory fees	25,812
Payable for accounting and administration fees	30,348
Payable for distributions to shareholders	112,052
Payable for distribution fees	13,622
Payable to custodian	1,404
Payable for audit fees	21,700
Payable for printing fees	27,289
Payable for transfer agent fees	10,908
Payable for chief compliance officer salary	312
Other accrued expenses	2,318
TOTAL LIABILITIES	297,990
NET ASSETS	$107,353,037
Net assets applicable to 11,153,878 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$107,353,037
Net asset value and redemption price per share ($107,353,037 ÷ 11,153,878 shares)	$9.62
Maximum offering price per share ($9.62 ÷ 0.9525)	$10.10

SOURCE OF NET ASSETS
As of December 31, 2014, net assets consisted of:
Paid-in capital	$110,007,745
Accumulated net realized loss on investments	(7,892,780)
Net unrealized appreciation on investments	5,238,072
NET ASSETS	$107,353,037

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$5,035,553
TOTAL INVESTMENT INCOME	5,035,553

EXPENSES
Investment Advisory fees	645,368
Distribution fees	161,342
Accounting and Administration fees	134,936
Auditing fees	22,400
Chief Compliance Officer salary	4,801
Custodian fees	7,276
Directors’ fees	13,557
Insurance expense	33,426
Legal fees	12,157
Printing expense	59,585
Registration fees	16,749
Transfer Agent fees	65,471
Line of credit fees	649
Interest expense	1,637
Other expenses	1,731
TOTAL EXPENSES	1,181,085
Fees waived and reimbursed by Adviser	(210,870)
NET EXPENSES	970,215
NET INVESTMENT INCOME	4,065,338

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(2,320,092)
Net change in unrealized appreciation (depreciation) of investments	10,963,835
Net realized and unrealized gain on investments	8,643,743
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,709,081

See accompanying notes to financial statements.

36	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$4,065,338	$5,560,731
Net realized (loss) on investment transactions	(2,320,092)	(5,047,307)
Net change in unrealized appreciation (depreciation) of investments	10,963,835	(15,484,348)
Net increase (decrease) in net assets resulting from operations	12,709,081	(14,970,924)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(4,065,338)	(5,560,731)
Total distributions to shareholders	(4,065,338)	(5,560,731)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	14,055,325	41,475,811
Shares issued from reinvestment of distributions	2,627,122	3,448,538
Shares redeemed	(29,823,607)	(69,335,211)
Decrease in net assets derived from capital share transactions	(13,141,160)	(24,410,862)
Total decrease in net assets	(4,497,417)	(44,942,517)

NET ASSETS
Beginning of year	111,850,454	156,792,971
End of year	$107,353,037	$111,850,454

Transactions in capital stock were:
Shares sold	1,489,732	4,196,372
Shares issued from reinvestment of distributions	279,085	366,114
Shares redeemed	(3,193,377)	(7,533,143)
Decrease in shares outstanding	(1,424,560)	(2,970,657)

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	37

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Net Asset Value, Beginning of Year	$8.89	$10.08	$9.64	$9.04	$9.31

Income from Investment Operations:
Net investment income	0.35	0.36	0.41 [1]	0.49 [1]	0.51¹
Net realized and unrealized gain (loss) on investments	0.73	(1.19)	0.44	0.60	(0.27)
Total from investment operations	1.08	(0.83)	0.85	1.09	0.24

Less Distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.41)	(0.49)	(0.51)
Total distributions	(0.35)	(0.36)	(0.41)	(0.49)	(0.51)

Net Asset Value, End of Year	$9.62	$8.89	$10.08	$9.64	$9.04
Total Return²	12.35%	(8.39)%	8.91%	12.41%	2.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$107,353	$111,850	$156,793	$102,477	$90,254
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.10%	1.11%	1.15%	1.20%	1.22%
After expense reimbursement or recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.78%	3.78%	4.01%	5.28%	5.32%
Portfolio turnover	7%	19%	13%	23%	9%

1 Calculated based on the average number of shares outstanding during the year.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2014

Note 1 – Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk,

HIGH YIELD TAX FREE BOND FUND	39

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2014 is as follows:

Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Municipal Bonds	$—	$105,716,036	$—	$105,716,036
Money Market Securities	560,846	—	—	560,846

Total	$560,846	$105,716,036	$—	$106,276,882

The Fund did not have any transfers between levels as of December 31, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2014, excluding short-term investments, were $7,507,757 and $21,335,125, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the

40	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

“Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2014 were $645,368.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2015. For the year ended December 31, 2014, the Adviser reimbursed the Fund $210,870.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2014 was $833,043. Of this balance, $320,358 will expire in 2015, $301,815 will expire in 2016, and $210,870 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2014, fees paid to the Distributor under the Plan were $161,342.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2014, sales charges received by the Distributor were $612,137. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Fund was allocated $4,801 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below

HIGH YIELD TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 6 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2014	$29,906	$4,035,432	$—	$4,065,338
12/31/2013	$38,584	$5,522,147	$—	$5,560,731

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

December 31, 2014
Gross unrealized appreciation	$6,366,129
Gross unrealized depreciation	(1,130,333)

Net unrealized appreciation(a)	5,235,796

Cost basis of investments	$101,041,086

(a) The difference between book-basis and tax-basis net unrealized appreciation is primarily due to wash sales.

At December 31, 2014, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(7,890,504)
Unrealized appreciation	5,235,796

Total accumulated earnings (losses)	$(2,654,708)

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

At December 31, 2014, the Fund had net capital loss carryforwards for federal income tax purposes of $7,890,504, of which $522,821 is available to reduce future required distributions of net capital gains to shareholders through the year 2017. The remaining capital loss carryforward is not subject to expiration and retains the character as follows:

	Short-Term	Long-Term	Total
Capital Loss Carryforward not subject to expiration	$2,460,797	$4,906,886	$7,367,683

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the three year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements or expected to be taken in the Fund’s 2014 tax returns. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

High Yield Tax Free Bond Fund
Total bank line of credit as of December 31, 2014	$3,000,000
Average borrowings during period	97,857
Number of days outstanding*	58
Average interest rate during period	1.655%
Highest balance drawn during period	366,232
Highest balance interest rate	1.655%
Interest expense incurred	$649
Interest rate at December 31, 2014	1.670%

*	Number of days outstanding represents the total days during the period ended December 31, 2014 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 27, 2011, FINRA filed a complaint against David Lerner Associates, Inc. (“DLA”), the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any

HIGH YIELD TAX FREE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section. In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2014, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $4,035,432 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

44	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America High Yield Tax Free Bond Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America High Yield Tax Free Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

HIGH YIELD TAX FREE BOND FUND	45

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2014

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

46	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent

Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for each of the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups. The

HIGH YIELD TAX FREE BOND FUND	47

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

48	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services

(although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

HIGH YIELD TAX FREE BOND FUND	49

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

50	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAHY-AR14

ANNUAL REPORT

DECEMBER 31, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2014 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008. It is our flagship fund; the largest fund in the Spirit of America Family.

As 2014 comes to an end, we couldn’t be more proud and excited about the progress of this fund. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME FUND	1

MANAGEMENT DISCUSSION

Economic Summary

In December the Federal Reserve indicated that an increase in interest rates is coming when they removed the language that short-term rates would remain near zero for “a considerable time.” The Fed’s statement said that with the economy “expanding at a moderate pace” and “solid job gains and a lower unemployment rate” they could “be patient in beginning to normalize” interest rates. Fed Chairwoman Janet L. Yellen emphasized that the Fed would raise rates slowly when it begins. She also indicated that it is “unlikely” that the Federal Open Market Committee will raise rates for “at least the next couple of meetings.”

The consumer price index (CPI) declined 0.3% in November. The large decline in gasoline prices contributed to the drop, the biggest in six years. The CPI rose 1.3% in the 12 months that ended November 30th, below the Fed’s 2% target for annual inflation.

Gross Domestic Product (GDP) grew at a 5% annual rate from July through September, up from a previous estimate of 3.9%. This was the largest increase since the third quarter of 2003. The increase follows growth of 4.6% from April through June.

U.S. jobs grew in December as employers added 252,000 jobs. This was stronger than the forecast of 240,000. The unemployment rate reached a 6  1/2 year low at 5.6%, down a higher than anticipated 0.2% percent from last month’s 5.8%. At the same time, the labor force participation rate dropped to 62.7% from 62.9%. Wages also fell in December with average hourly earnings down 5 cents to $24.57. This almost erases the 6 cent increase from November and leaves the year-over-year hourly wage growth rate at 1.7%.

Market Commentary

The stock market ended 2014 down for the day but up for the year. It was the third year in row of double-digit percentage gains, a first since the late 1990’s. The S&P 500 index had a return of 11.4%, the Nasdaq composite rose 13.4% and the Dow Jones industrial average was up 7.5%.

Oil prices saw a large decline in 2014 due to the increase in U.S. shale production and slowing demand from China. The Organization of the Petroleum Exporting Countries (OPEC) decided not to lower its oil output in response to the over-supply, helping to move prices down. Oil prices were down 46% for the year, the largest annual decline since 2008. Lower oil prices led to the weakening of Energy sector stocks including Master Limited Partnerships (MLP’s).

Treasuries had a strong year in 2014, as did taxable municipal bonds. During 2014 the 30 Year US Treasury Yield moved from a 3.92 on 1/2/14 to a 2.75 12/31/14. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 4.79 on 1/2/14 4.79 and ended the year at a 3.54 on 12/31/14.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the largest fund of the Spirit of America Family of Funds in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

At the end of 2014, the Fund had over 70% of its assets in taxable municipal bonds, over 11% in preferred stock, over 9% in corporate bonds, and over 6% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through vigorous credit analysis and we have a wealth of knowledge and experience in trading.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

Return Summary

The Spirit of America Income Fund, SOAIX (the “Fund”), had a total return of 16.04% (no load, gross of fees) for the year ending December 31, 2014. This compares to the 5.97% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, the price increased on both the long US Treasury Bond and the long Taxable Municipal Market Data scale during 2014. The upward trajectory of the bond market led the fixed income securities to increase in value contributing to the Fund’s positive return. The major reason for the Fund’s outperformance versus the index was that the average maturity of the index was shorter than the average maturity of the Fund. Bonds with longer maturities experience greater price movement when interest rates change.

Another factor contributing to the Fund’s performance compared to the index is the Fund’s allocation in common stock, MLP and preferred stock positions. These asset classes are not included in the index.

Including the sales charge and expenses, as of December 31, 2014, the Fund’s one year return was 9.32%. The Fund, which began operations in January 2009, had an annualized five year return of 7.83% and an annualized return since inception of 9.31%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

December 31, 2014

Municipal Bonds	71.21%	$148,310,566
Preferred Stocks	11.83	24,637,716
Corporate Bonds	9.50	19,775,882
Commons Stocks	7.03	14,649,579
Money Market Securities	0.20	409,814
Collaterized Mortgage Obligations	0.24	489,663
Total Investments	100.00%	$208,273,220

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Returns

(For the Periods Ended December 31, 2014)

	1 Year	5 Year	Since Inception (December 31, 2008)
Spirit of America Income Fund (NAV)	14.79%	8.88%	10.20%
Spirit of America Income Fund (POP)	9.32%	7.83%	9.31%
The Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.65%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of December 31, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the the six month period, July 1, 2014 to December 31, 2014.

Spirit of America Income Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,044.00	1.10%	$5.67
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2014

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.23%
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	$312,065	$314,124
CountryWide Home Loan Mortgage Pass-Through Trust, A7, 5.50%, 10/25/35	96,605	91,189
CountryWide Home Loan Mortgage Pass-Through Trust, A27, 5.50%, 10/25/35	89,359	84,350
Total Collateralized Mortgage Obligations (Cost $334,107)		489,663

Municipal Bonds 70.53%

Alabama 2.61%
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	4,000,000	4,132,760
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	799,363
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	559,905
		5,492,028

Arizona 1.55%
Arizona School Facilities Board, School Improvements, Certificate Participation, 6.00%, 09/01/27	225,000	248,342
Glendale Municipal Property Corp., Revenue Bonds, Series B, Callable 02/05/15 @ 101, (AMBAC), 5.58%, 07/01/32	200,000	201,100
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,555,240
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,264,166
		3,268,848

California 6.62%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	542,781
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1-SUB, 6.92%, 04/01/40	250,000	354,695
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, (OID), 6.75%, 06/01/40	1,250,000	1,396,825

See accompanying notes to financial statements.

INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

California (cont.)
City of Tulare Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	$1,000,000	$1,224,880
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,146,500
County of San Bernardino, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	210,005
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	614,935
Napa Valley Unified School District, School Improvements, Build America Bonds, General Obligation Unlimited, 6.51%, 08/01/43	500,000	708,150
Oakland Redevelopment Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	589,300
Peralta California Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	596,225
Peralta California Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,607,134
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	130,000	133,484
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	658,390
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,283,510
State of California, Recreational Facility, Water Facility & Correctional Facility Improvements, Build America Bonds, General Obligation Unlimited, (AGM-CR) (OID), 6.88%, 11/01/26	1,000,000	1,344,090
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,514,162
		13,925,066

Colorado 1.04%
Adams State College, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	285,798

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Colorado (cont.)
City of Brighton, Public Improvements, Build America Bonds, Certificate Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	$250,000	$281,203
Colorado Mesa University, University & College Improvements, Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,347,560
County of Gunnison, Public Improvements, Build America Bonds, Certificate Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	276,558
		2,191,119

Connecticut 0.83%
City of Bridgeport, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,169,810
City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	567,170
		1,736,980

District of Columbia 0.27%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	561,695

Florida 5.94%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	112,160
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	226,950
City of Miami Gardens, Public Improvements, Build America Bonds, Certificate Participation, 7.17%, 06/01/26	1,250,000	1,403,675
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	328,566
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	496,381

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Florida (cont.)
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	$250,000	$293,537
County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,287,190
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	572,095
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	572,570
County of Miami-Dade, Transit Improvements, Revenue Bonds, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,164,840
County of Miami-Dade, Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	288,752
County of Miami-Dade, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	750,000	854,752
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	196,145
Florida Governmental Utility Authority, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,112,410
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	271,223
Florida State Department Environmental Protection Preservation, Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,738,890
Osceola County School Board, School Improvements, Certificate Participation, 6.66%, 04/01/27	1,000,000	1,072,090
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	295,862
Town of Miami Lakes, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	199,100
		12,487,188

Georgia 2.46%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Bonds, Refunding Revenue Bonds, 7.06%, 04/01/57	2,500,000	3,055,650

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Georgia (cont.)
State of Georgia, Public Improvements, General Obligation Unlimited, Series B, Callable 02/01/24 @ 100, 3.84%, 02/01/32	$2,000,000	$2,111,760
		5,167,410

Idaho 0.43%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	905,625

Illinois 4.10%
Chicago Transit Authority, Pension Funding, Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	442,309
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	118,769
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	540,910
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	161,840
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	327,985
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	910,367
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,085,410
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	293,347
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	570,000	677,656
State of Illinois, Public Improvements, Build America Bonds, General Obligation Unlimited, Series B, (OID), 5.75%, 01/01/37	250,000	249,388

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Illinois (cont.)
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.75%, 03/01/30	$245,000	$271,217
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.90%, 03/01/35	125,000	140,358
State of Illinois, Public Improvements, General Obligation Unlimited, 7.10%, 07/01/35	505,000	573,998
Village of Glenwood, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	1,500,000	1,815,900
Village of Rosemont, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	562,055
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	451,304
		8,622,813

Indiana 0.44%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	920,376

Kansas 0.21%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	445,224

Kentucky 1.46%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	273,070
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, Series C, 5.37%, 11/01/25	400,000	456,708
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,055,440
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,033,900

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Kentucky (cont.)
Princeton Electric Plant Board, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, (OID), 7.00%, 11/01/42	$250,000	$258,718
		3,077,836

Louisiana 1.52%
City of New Orleans, Swap Termination Refunding Bonds, General Obligation Limited, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	524,030
East Baton Rouge Sewerage Commission, Refunding Revenue Bonds, Series A, Callable 02/01/25 @ 100, 3.95%, 02/01/30	1,000,000	1,004,560
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	1,540,000	1,668,790
		3,197,380

Massachusetts 0.65%
City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	240,000	273,950
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	913,785
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	188,062
		1,375,797

Michigan 3.88%
Avondale School District, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	536,815
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.67%, 05/01/40	1,490,000	1,588,727
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.62%, 05/01/35	310,000	330,200
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.85%, 05/01/35	100,000	108,441

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Michigan (cont.)
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.60%, 05/01/30	$150,000	$162,384
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	218,334
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	274,993
L’Anse Creuse Public Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.59%, 05/01/40	200,000	208,210
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.83%, 05/01/40	250,000	279,078
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	500,000	546,350
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	550,580
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 7.31%, 06/01/34	2,675,000	2,322,221
Milan Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	562,304
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	160,668
St. Johns Public Schools, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.65%, 05/01/40	5,000	5,481
St. Joseph School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.66%, 05/01/35	250,000	259,180
Warren Consolidated Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (OID), 6.70%, 05/01/35	50,000	52,683
		8,166,649

Missouri 2.63%
City of Kansas City, Revenue Bonds, Series D, 7.83%, 04/01/40	2,500,000	2,976,675

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Missouri (cont.)
City of Sedalia, Sewer Improvements, Build America Bonds, Certificate Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	$250,000	$267,123
City of St. Charles, Water Utility Improvements Build America Bonds, Certificate Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	281,047
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,404,430
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	603,782
		5,533,057

Nebraska 0.11%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	221,628

Nevada 2.94%
City of Las Vegas, Public Improvements, Build America Bonds, Certificate Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,305,546
County of Clark, Transit Improvements, Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,170,600
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	314,382
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	2,091,995
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Series A, Callable 06/01/19 @ 100, 7.10%, 06/01/39	925,000	1,067,015
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	234,595
		6,184,133

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New Jersey 2.64%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (GTD) (OID), 5.00%, 10/01/24	$500,000	$507,920
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	561,165
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	567,805
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,173,780
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	362,832
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	581,650
Township of Brick, NJ, General Obligation Unlimited, Series B, Callable 09/01/23 @ 100, 3.75%, 09/01/28	1,780,000	1,792,389
		5,547,541

New York 8.53%
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	576,985
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	286,638
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	576,550
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 03/01/27	145,000	178,182
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	590,820
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	575,420
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	221,902

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Series C-1, 6.59%, 11/15/30	$100,000	$129,504
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,366,510
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	158,274
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	606,650
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	1,069,626
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	2,050,350
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,740,250
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	680,000	727,416
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	585,340
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	666,130
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,130,720
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	572,330
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	232,144
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	543,170

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

New York (cont.)
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Series 187, Callable 10/15/24 @ 100, 3.92%, 10/15/28	$2,115,000	$2,157,300
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	190,229
		17,932,440

North Carolina 0.12%
County of Cabarrus, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	261,461

North Dakota 0.50%
State Board of Higher Education of the State of North Dakota, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	1,045,740

Ohio 2.99%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	230,000	347,102
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	2,007,436
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	559,635
Cuyahoga County, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,292,980
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	674,470
Madison Local School District Lake County, School Improvements, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	269,860
Mariemont City School District, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	115,000	125,529
Springfield Local School District Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	205,916

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Ohio (cont.)
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	$250,000	$302,100
Three Rivers Local School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 02/01/15 @ 100, (AGM), 6.37%, 12/01/47	500,000	502,115
		6,287,143

Oklahoma 0.27%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	564,925

Oregon 0.14%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	286,925

Pennsylvania 1.38%
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	630,000	706,803
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	499,610
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	350,229
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,170,070
Township of Bristol, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	180,231
		2,906,943

Rhode Island 0.05%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	101,604

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	$250,000	$266,743

South Dakota 0.21%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	450,544

Tennessee 2.14%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,680,375
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,822,080
		4,502,455

Texas 5.84%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,039,500
City of Lancaster, Public Improvements, Build America Bonds, General Obligation Limited, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	873,232
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	528,245
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	287,507
County of Bexar, Public Improvements, General Obligation Limited, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	580,480
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	2,017,380
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	266,445
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	1,000,000	1,140,020

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Texas (cont.)
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, Callable 02/15/24 @ 100, 4.20%, 02/15/34	$1,000,000	$1,010,000
Midland County, TX Hospital District, Health, Hospital, & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 05/15/39	260,000	341,905
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,433,860
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	969,306
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	785,865
		12,273,745

Utah 0.26%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	549,205

Virgin Islands 0.96%
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	1,000,000	1,102,570
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	913,256
		2,015,826

Virginia 2.18%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 01/21/15 @ 100, (OID), 6.71%, 06/01/46	6,085,000	4,586,264

Washington 1.06%
City of Seattle Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	308,005
Cowlitz County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	602,215

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Washington (cont.)
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	$250,000	$281,228
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Series A, Callable 12/01/21 @ 100, 5.25%, 12/01/29	705,000	731,600
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	300,252
		2,223,300

West Virginia 0.91%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,235,000	1,923,240

Wisconsin 0.53%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	1,000,000	1,103,670
Total Municipal Bonds (Cost $135,365,332)		148,310,566

	Shares	Market Value

Common Stocks 6.97%

Energy 6.29%
American Midstream Partners LP	7,500	$147,825
Atlas Pipeline Partners LP	15,374	419,095
Atlas Resource Partners LP	10,200	109,140
Buckeye Partners LP	18,000	1,361,880
Calumet Specialty Products Partners LP	8,500	190,485
Eagle Rock Energy Partners LP	42,500	93,500
Enbridge Energy Partners LP	46,194	1,843,141
Energy Transfer Partners LP	36,000	2,340,000
EnLink Midstream Partners LP	28,400	823,884
Global Partners LP	3,800	125,362
Kinder Morgan, Inc.	49,492	2,094,007
Marlin Midstream Partners LP	10,400	189,072
Regency Energy Partners LP	35,660	855,840
Targa Resources Partners LP	10,015	479,518
TC PipeLines LP	11,475	817,249

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Energy (cont.)
USA Compression Partners LP	12,500	$207,375
Williams Partners LP	25,020	1,119,645
		13,217,018

Financials 0.19%
Arlington Asset Investment Corp.	15,000	399,150

Real Estate Investment Trusts 0.49%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	72,622	1,033,411
Total Common Stocks (Cost $12,748,567)		14,649,579

	Principal Amount	Market Value
Corporate Bonds 9.41%
Choice Hotels International, Inc., 5.70%, 08/28/20	$200,000	$216,500
Con-way, Inc., 6.70%, 05/01/34	1,000,000	1,146,328
DDR Corp., 7.50%, 07/15/18	500,000	584,903
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,119,715
Duke Realty LP, 4.38%, 06/15/22	250,000	265,049
Exelon Generation Co. LLC, 5.60%, 06/15/42 (a)	400,000	449,138
Fifth Third Bancorp., 8.25%, 03/01/38	250,000	377,915
General Electric Capital Corp., Series A, 7.13%, 12/15/49	1,430,000	1,669,525
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	500,000	606,236
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,700,716
Hospitality Properties Trust, 4.50%, 03/15/25	500,000	504,319
Kilroy Realty LP, 4.80%, 07/15/18	100,000	107,857
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	281,869
MetLife Capital Trust X, 9.25%, 04/08/38 (a)	1,500,000	2,152,500
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,630,000
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	397,217
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	862,445
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	999,896
Qwest Corp., 7.13%, 11/15/43	1,000,000	1,029,264
Simon Property Group LP, 10.35%, 04/01/19	150,000	196,366
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,195,927
United States Cellular Corp., 6.70%, 12/15/33	2,000,000	1,974,460
Valero Energy Corp., 8.75%, 06/15/30	224,000	307,737
Total Corporate Bonds (Cost $18,472,424)		19,775,882

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Preferred Stocks 11.72%

Financials 2.22%
Aegon NV, 8.00%	14,400	$404,928
Aflac, Inc., 5.50%	10,950	268,932
American Financial Group, Inc., 5.75%	10,800	275,940
Aviva PLC, 8.25%	14,490	403,836
Bank of New York Mellon Corp./The, 5.20%	10,800	248,724
City National Corp./CA, Series C, 5.50%	13,000	303,420
JPMorgan Chase & Co., Series W, 6.30%	4,000	102,240
JPMorgan Chase & Co., Series P, 5.45%	5,030	119,211
KKR Financial Holdings LLC, 7.50%	10,000	273,600
KKR Financial Holdings LLC, 8.38%	30,000	832,800
PNC Financial Services Group, Inc., Series Q, 5.38%	5,250	125,528
Protective Life Corp., 6.25%	12,600	323,442
State Street Corp., Series C, 5.25%	10,050	230,447
U.S. Bancorp, Series F, 6.50%	8,100	238,545
Wells Fargo & Co., 5.20%	22,050	510,898
		4,662,491

Industrials 0.32%
Pitney Bowes, Inc., 6.70%	5,700	151,962
Stanley Black & Decker, Inc., 5.75%	20,687	522,554
		674,516

Real Estate Investment Trusts 7.91%
CBL & Associates Properties, Inc., Series E, 6.63%	23,760	596,851
DDR Corp., Series K, 6.25%	10,176	254,604
Digital Realty Trust, Inc., Series G, 5.88%	16,000	368,320
Digital Realty Trust, Inc., Series F, 6.63%	12,800	326,400
Digital Realty Trust, Inc., Series E, 7.00%	32,000	816,000
Equity Commonwealth, 5.75%	10,000	230,800
Health Care REIT, Inc., Series J, 6.50%	32,000	853,120
Hudson Pacific Properties, Inc., Series B, 8.38%	14,400	377,122
Kilroy Realty Corp., 6.88%	22,454	579,762
Kimco Realty Corp., Series I, 6.00%	36,000	903,600
Kimco Realty Corp., Series J, 5.50%	44,110	1,054,229
Kimco Realty Corp., Series K, 5.63%	27,000	652,050
National Retail Properties, Inc., Series D, 6.63%	16,000	407,040
PS Business Parks, Inc., Series S, 6.45%	15,000	384,600
PS Business Parks, Inc., Series T, 6.00%	44,900	1,109,030
PS Business Parks, Inc., 5.70%	7,200	168,768
Public Storage, Inc., Series S, 5.90%	13,836	349,774
Public Storage, Inc., Series A, 5.88%	7,840	195,451
Public Storage, Inc., Series R, 6.35%	36,000	936,000

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Real Estate Investment Trusts (cont.)
Public Storage, Inc., Series Q, 6.50%	16,000	$421,920
Regency Centers Corp., Series 7, 6.00%	31,275	774,369
Regency Centers Corp., Series 6, 6.63%	45,134	1,142,342
Senior Housing Properties Trust, 5.63%	40,000	963,600
Taubman Centers, Inc., Series K, 6.25%	28,897	722,136
Taubman Centers, Inc., Series J, 6.50%	29,126	744,169
Ventas Realty LP / Ventas Capital Corp., 5.45%	10,000	247,000
Vornado Realty Trust, Series I, 6.63%	12,811	325,399
Vornado Realty Trust, Series J, 6.88%	15,817	419,150
Vornado Realty Trust, Series L, 5.40%	13,626	313,398
		16,637,004

Telecommunication Services 0.21%
Telephone & Data Systems, Inc., 5.88%	5,700	124,887
United States Cellular Corp., 7.25%	12,500	312,125
		437,012

Utilities 1.06%
Duke Energy Corp., 5.13%	9,030	224,757
Entergy Louisiana LLC, 5.25%	20,000	505,400
Entergy New Orleans, Inc., 5.00%	20,000	487,400
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	149,611
NextEra Energy Capital Holdings, Inc., Series H, 5.63%	8,775	215,865
SCE Trust I, 5.63%	19,125	468,562
SCE Trust II, 5.10%	7,700	175,098
		2,226,693
Total Preferred Stocks (Cost $24,593,407)		24,637,716

Money Market 0.19%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.08% (b)	409,814	409,814
Total Money Market
(Cost $409,814)		409,814

Total Investments — 99.05%
(Cost $191,923,651)		208,273,220
Other Assets in Excess of Liabilities — 0.95%		1,996,329

NET ASSETS — 100.00%		$210,269,549

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Rate disclosed is the seven day yield as of December 31, 2014.

INCOME FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

AGM - Assured Guaranty Municipal Corp.

AGM-CR - Assured Guaranty Municipal Corp. Custody Receipts

AMBAC - American Municipal Bond Assurance Corp.

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

SEEK - Support Education Excellence in Kentucky

26	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2014

ASSETS
Investments in securities at value (cost $191,923,651)	$208,273,220
Receivable for Fund shares sold	143,885
Dividends and interest receivable	2,698,921
Prepaid expenses	12,254
TOTAL ASSETS	211,128,280

LIABILITIES
Payable for Fund shares redeemed	237,892
Payable for investment advisory fees	93,309
Payable for accounting and administration fees	33,588
Payable for distributions to shareholders	356,917
Payable for distribution fees	44,215
Payable to custodian	2,570
Payable for audit fees	21,700
Payable for printing fees	32,344
Payable for transfer agent fees	31,043
Payable for chief compliance officer salary	599
Other accrued expenses	4,554
TOTAL LIABILITIES	858,731
NET ASSETS	$210,269,549
Net assets applicable to 17,187,673 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$210,269,549
Net asset value and redemption price per share ($210,269,549 ÷ 17,187,673 shares)	$12.23
Maximum offering price per share ($12.23 ÷ 0.9525)	$12.84

SOURCE OF NET ASSETS
As of December 31 2014, net assets consisted of:
Paid-in capital	$196,031,544
Accumulated undistributed net investment (loss)	(378,484)
Accumulated net realized loss on investments	(1,733,080)
Net unrealized appreciation on investments	16,349,569
NET ASSETS	$210,269,549

See accompanying notes to financial statements.

INCOME FUND	27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$1,742,809
Interest	9,566,984
TOTAL INVESTMENT INCOME	11,309,793

EXPENSES
Investment Advisory fees	1,224,008
Distribution fees	510,001
Accounting and Administration fees	173,094
Auditing fees	22,400
Chief Compliance Officer salary	9,109
Custodian fees	14,783
Directors’ fees	26,133
Insurance expense	61,356
Legal fees	23,499
Printing expense	70,874
Registration fees	16,408
Transfer Agent fees	186,448
Line of credit fees	911
Interest expense	536
Other expenses	3,417
TOTAL EXPENSES	2,342,977
Fees waived and reimbursed by Adviser	(97,584)
NET EXPENSES	2,245,393
NET INVESTMENT INCOME	9,064,400

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	269,420
Net change in unrealized appreciation (depreciation) of investments	18,943,376
Net realized and unrealized gain on investments	19,212,796
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,277,196

See accompanying notes to financial statements.

28	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

OPERATIONS
Net investment income	$9,064,400	$11,387,086
Net realized (loss) on investment transactions	269,420	(1,868,046)
Net change in unrealized appreciation (depreciation) of investments	18,943,376	(21,733,584)
Net increase (decrease) in net assets resulting from operations	28,277,196	(12,214,544)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(9,156,574)	(11,072,449)
Distributions from return of capital	(914,734)	(1,278,580)
Total distributions to shareholders	(10,071,308)	(12,351,029)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	38,522,474	84,771,343
Shares issued from reinvestment of distributions	6,871,241	8,328,620
Shares redeemed	(65,531,345)	(108,358,548)
Decrease in net assets derived from capital share transactions	(20,137,630)	(15,258,585)
Total decrease in net assets	(1,931,742)	(39,824,158)

NET ASSETS
Beginning of year	212,201,291	252,025,449
End of year	$210,269,549	$212,201,291

Accumuluated undistributed net investment income (loss)	$(378,484)	$(298,159)

Transactions in capital stock were:
Shares sold	3,226,699	6,981,379
Shares issued from reinvestment of distributions	575,098	712,284
Shares redeemed	(5,575,874)	(9,328,705)
Decrease in shares outstanding	(1,774,077)	(1,635,042)

See accompanying notes to financial statements.

INCOME FUND	29

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010

Net Asset Value, Beginning of Year	$11.19	$12.24	$11.69	$10.73		$10.65

Income from Investment Operations:
Net investment income	0.53	0.53	0.59	0.70	¹	0.73	¹
Net realized and unrealized gain on investments	1.10	(1.00)	0.61	0.98		0.14
Total income from investment operations	1.63	(0.47)	1.20	1.68		0.87

Less Distributions:
Distributions from net investment income	(0.54)	(0.52)	(0.60)	(0.71)		(0.73)
Distributions from capital gains	—	—	(0.05)	(0.01)		(0.06)
From return of capital	(0.05)	(0.06)	—	—		—
Total distributions	(0.59)	(0.58)	(0.65)	(0.72)		(0.79)

Net Asset Value, End of Year	$12.23	$11.19	$12.24	$11.69		$10.73
Total Return²	14.79%	(3.97)%	10.51%	16.12%		8.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$210,270	$212,201	$252,025	$150,472		$89,038
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.15%	1.19%	1.22%	1.30%		1.35%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income to average net assets	4.44%	4.47%	4.85%	6.19%		6.64%
Portfolio turnover	9%	25%	3%	3%		17%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2014

Note 1 – Organization

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2014 is as follows:

Income Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations	$—	$489,663	$—	$489,663
Municipal Bonds	—	148,310,566	—	148,310,566
Common Stocks*	14,649,579	—	—	14,649,579
Corporate Bonds	—	19,775,882	—	19,755,882
Preferred Stocks*	24,637,716	—	—	24,637,716
Money Market Securities	409,814	—	—	409,814

Total	$39,697,109	$168,576,111	$—	$208,273,220

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels as of December 31, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2014, excluding short-term investments, were $17,331,897 and $35,307,861, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2014 were $1,224,008.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2015. For the year ended December 31, 2014, the Adviser reimbursed the Fund $97,584.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2014 was $579,526. Of this balance, $251,374 will expire in 2015, $230,568 will expire in 2016, and $97,584 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2014, fees paid to the Distributor under the Plan were $510,001.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2014, sales charges received by the Distributor were $1,698,989. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Fund was allocated $9,109 of the Chief Compliance Officer’s salary.

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Note 5 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2014, the Fund held illiquid restricted securities representing 1% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$422,272	$449,138
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	1,500,000	2,114,825	2,152,500

Note 6 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Note 7 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2014	$9,156,574	$—	$—	$914,734	$10,071,308
12/31/2013	$11,072,499	$—	$—	$1,278,580	$12,351,029

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

December 31, 2014
Gross unrealized appreciation	$19,412,509
Gross unrealized depreciation	(3,093,703)

Net unrealized appreciation	16,318,806

Cost basis of investments	$191,954,414

As of December 31, 2014, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Unrealized appreciation	$16,318,806
Other accumulated losses	(2,080,801)

Total accumulated earnings (losses)	$14,238,005

Other accumulated losses consist of distribution payable of $356,917 not deducted for tax purposes, capital loss carryforwards and post-October losses.

At December 31, 2014, the Fund had short-term capital loss carryforwards of $1,671,912,

which do not expire, and Deferred Post-October Losses, of $51,972 The difference between appreciation for book purposes and tax purposes is due to Trust Preferred securities, a Master Limited Partnership adjustment, and wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the three year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements or expected to be taken in the Fund’s 2014 tax returns. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 8 – Reclassification

Permanent differences, incurred during the year ended December 31, 2014, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Undistributed Net Investment Income	$11,849
Accumulated Net Realized Gain (Loss)	(1,196)
Paid-In Capital	(10,653)

INCOME FUND	35

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Note 9 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income Fund
Total bank line of credit as of December 31, 2014	$3,000,000
Average borrowings during period	142,659
Number of days outstanding*	32
Average interest rate during period	1.655%
Highest balance drawn during period	958,169
Highest balance interest rate	1.655%
Interest expense incurred	$536
Interest rate at December 31, 2014	1.670%

*	Number of days outstanding represents the total days during the period ended December 31, 2014 that the Fund utilized the line of credit.

Note 10 – Other Matters

On May 27, 2011, FINRA filed a complaint against David Lerner Associates, Inc. (“DLA”), the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed

Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material

36	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section. In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 11 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2014, 12.21% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2014, 12.99% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

INCOME FUND	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

38	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2014

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

INCOME FUND	39

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for each of the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups. The

40	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies

of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed

INCOME FUND	41

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

42	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

INCOME FUND	43

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAIN-AR14

ANNUAL REPORT

DECEMBER 31, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 4, 2013.

We hope you are as excited as we are to be a part of our fund, which we anticipate will continue to grow and is designed to deliver attractive returns to our investors. Since its inception the Fund has experienced an increase in assets under management and we look forward to continued inflows and further development in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We have been proud to watch the increasing number of investors in the Fund. We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME & OPPORTUNITY FUND	1

MANAGEMENT DISCUSSION

Economic Summary

In December the Federal Reserve indicated that an increase in interest rates is coming when they removed the language that short-term rates would remain near zero for “a considerable time.” The Fed’s statement said that with the economy “expanding at a moderate pace” and “solid job gains and a lower unemployment rate” they could “be patient in beginning to normalize” interest rates. Fed Chairwoman Janet L. Yellen emphasized that the Fed would raise rates slowly when it begins. She also indicated that it is “unlikely” that the Federal Open Market Committee will raise rates for “at least the next couple of meetings.”

The consumer price index (CPI) declined 0.3% in November. The large decline in gasoline prices contributed to the drop, the biggest in six years. The CPI rose 1.3% in the 12 months that ended November 30th, below the Fed’s 2% target for annual inflation.

Gross Domestic Product (GDP) grew at a 5% annual rate from July through September, up from a previous estimate of 3.9%. This was the largest increase since the third quarter of 2003. The increase follows growth of 4.6% from April through June.

U.S. jobs grew in December as employers added 252,000 jobs. This was stronger than the forecast of 240,000. The unemployment rate reached a 6  1/2 year low at 5.6%, down a higher than anticipated 0.2% percent from last month’s 5.8%. At the same time, the labor force participation rate dropped to 62.7% from 62.9%. Wages also fell in December with average hourly earnings down 5 cents to $24.57. This almost erases the 6 cent increase from November and leaves the year-over-year hourly wage growth rate at 1.7%.

Market Commentary

The stock market ended 2014 down for the day but up for the year. It was the third year in row of double-digit percentage gains, a first since the late 1990’s. The S&P 500 index had a return of 11.4%, the Nasdaq composite rose 13.4% and the Dow Jones industrial average was up 7.5%.

Oil prices saw a large decline in 2014 due to the increase in U.S. shale production and slowing demand from China. The Organization of the Petroleum Exporting Countries (OPEC) decided not to lower its oil output in response to the over-supply, helping to move prices down. Oil prices were down 46% for the year, the largest annual decline since 2008. Lower oil prices led to the weakening of Energy sector stocks including Master Limited Partnerships (MLP’s).

Treasuries had a strong year in 2014, as did taxable municipal bonds. During 2014 the 30 Year US Treasury Yield moved from a 3.92 on 1/2/14 to a 2.75 12/31/14. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 4.79 on 1/2/14 4.79 and ended the year at a 3.54 on 12/31/14.

Fund Summary

The Spirit of America Income and Opportunity Fund’s, (SOAIX) (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, REIT’s, and master limited partnerships (MLPs).

At the end of 2014, the Fund had over 33% of its assets invested in taxable municipal bonds, over 22% in preferred stock, over 13% in master limited partnerships (MLPs),

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

over 5% in corporate bonds, and over 14% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Income and Opportunity Fund, SOAOX (the “Fund”), had a total one year return of 13.14% (no load, gross of fees) as of December 31, 2014. This compares to the 5.97% return of its benchmark, the Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, the price increased on both the long US Treasury Bond and the long Taxable Municipal Market Data scale during 2014. The upward trajectory of the bond market led the fixed income securities to increase in value contributing to the Fund’s positive return. The major reason for the Fund’s outperformance versus the index was that the average maturity of the index was shorter than the average maturity of the Fund. Bonds with longer maturities experience greater price movement when interest rates change.

Another factor contributing to the Fund’s performance compared to the index is the Fund’s allocation in common stock, MLP and preferred stock positions. These asset classes are not included in the index.

Including the sales charge and expenses, as of December 31, 2014, the Fund’s one year return was 6.43%. The Fund, which began operations in July 2013, had a return since inception of 3.13% as December 31, 2014.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME & OPPORTUNITY FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income & Opportunity Fund

December 31, 2014

Municipal Bonds	33.18%	$10,023,020
Preferred Stocks	22.55	6,815,054
Common Stocks	27.81	8,399,428
Corporate Bonds	5.24	1,581,596
Money Market	11.22	3,387,846
Total Investments	100.00%	$30,206,944

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Returns

(For the Periods Ended December 31, 2014)

	1 Year	Since Inception (July 8, 2013)
Spirit of America Income & Opportunity Fund (NAV)	11.74%	6.58%
Spirit of America Income & Opportunity Fund (POP)	6.43%	3.13%
The Barclays U.S. Aggregate Bond Index	5.97%	5.01%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations July 8, 2013.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of July 8, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME & OPPORTUNITY FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2014 to December 31, 2014.

Spirit of America Income & Opportunity Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,003.90	1.23%	$6.21
Hypothetical 5% Return	$1,000.00	$1,019.01	1.23%	$6.26

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2014

	Principal Amount	Market Value
Municipal Bonds 32.90%

Alabama 3.39%
Health Care Authority for Baptist Health (The), Nursing Home Improvements, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	$1,000,000	$1,033,190

Arizona 2.23%
City of Tucson, AZ, Certificate Participation, Refunding Revenue Bonds, (AGM), 4.83%, 07/01/34	620,000	680,233

California 5.79%
City of Newport Beach, CA, Certificate Participation, Public Improvements, Build America Revenue Bonds, 7.17%, 07/01/40	800,000	1,050,712
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, Series C, 7.63%, 08/01/44	505,000	714,570
		1,765,282

Florida 3.36%
Pasco County School Board, School Improvements, Certificate Participation, Callable 12/01/24 @ 100, (AGM), 5.00%, 12/01/37	1,000,000	1,024,650

Georgia 4.01%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Refunding Revenue Bonds, Series A, 7.06%, 04/01/57	1,000,000	1,222,260

Nevada 0.43%
County of Washoe, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	131,572

New York 1.09%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, (State Aid Withholding), 5.00%, 07/15/30	300,000	330,345

Pennsylvania 3.33%
City of Reading, PA, General Obligation Unlimited, Callable 11/01/24 @ 100, (AGM) (OID), 5.30%, 11/01/33	1,000,000	1,012,990

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Principal Amount	Market Value

Tennessee 2.32%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	$500,000	$705,520

Texas 2.81%
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, Series B, 7.25%, 08/15/43	750,000	855,015

Wisconsin 4.14%
Public Finance Authority, Parking Facility Improvements, Revenue Bonds, Callable 11/01/24 @ 100, (OID), 5.00%, 11/01/44	1,250,000	1,261,963
Total Municipal Bonds (Cost $9,315,385)		10,023,020

	Shares

Preferred Stocks 22.37%

Consumer Staples 0.37%
CHS, Inc., Series B, 7.88%	4,000	$114,040

Energy 0.20%
Vanguard Natural Resources LLC, Series B, 7.63%	3,100	60,171

Financials 6.78%
Aegon NV, 8.00%	2,000	56,240
Aegon NV, 6.38%	10,000	255,000
Aviva PLC, 8.25%	2,000	55,740
Capital One Financial Corp., Series D, 6.70%	10,000	259,000
Citigroup, Inc., Series K, 6.88%	12,000	318,960
JPMorgan Chase & Co., Series T, 6.70%	10,000	264,200
JPMorgan Chase & Co., Series W, 6.30%	10,000	255,600
Northern Trust Corp., Series C, 5.85%	2,000	50,100
Zions Bancorp., 6.95%	20,000	547,800
		2,062,640

Industrials 0.18%
Pitney Bowes, Inc., 6.70%	2,000	53,320

Real Estate Investment Trusts 12.95%
Alexandria Real Estate Equities, Inc., Series E, 6.45%	10,800	279,720
American Realty Capital Properties, Inc., Series F, 6.70%	15,029	343,413

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Real Estate Investment Trusts (cont.)
CBL & Associates Properties, Inc., Series E, 6.63%	2,640	$66,317
CBL & Associates Properties, Inc., Series D, 7.38%	4,800	120,960
DDR Corp., Series K, 6.25%	2,500	62,550
DDR Corp., Series J, 6.50%	9,000	229,230
Digital Realty Trust, Inc., Series H, 7.38%	13,848	368,634
Equity Commonwealth, Series E, 7.25%	14,060	358,530
Equity Commonwealth, Series D, 6.50%	6,000	144,120
Gramercy Property Trust, Inc., Series B, 7.13%	3,000	76,500
Hudson Pacific Properties, Inc., Series B, 8.38%	8,679	227,294
Kilroy Realty Corp., Series G, 6.88%	2,495	64,421
LaSalle Hotel Properties, Series H, 7.50%	10,339	271,605
Pebblebrook Hotel Trust, Series B, 8.00%	2,600	68,484
Pebblebrook Hotel Trust, Series A, 7.88%	6,000	154,260
Realty Income Corp., Series F, 6.63%	4,500	117,990
SL Green Realty Corp., Series I, 6.50%	8,100	206,469
Taubman Centers, Inc., Series K, 6.25%	3,211	80,243
Taubman Centers, Inc., Series J, 6.50%	13,436	343,290
Urstadt Biddle Properties, Inc., Series G, 6.75%	4,000	102,880
Urstadt Biddle Properties, Inc., Series F, 7.13%	10,000	260,000
		3,946,910

Telecommunication Services 1.71%
Qwest Corp., 7.38%	2,000	53,600
Qwest Corp., 6.88%	10,000	256,400
United States Cellular Corp., 7.25%	8,500	212,245
		522,245

Utilities 0.18%
Entergy Mississippi, Inc., 6.00%	2,150	55,728
Total Preferred Stocks
(Cost $6,619,453)		6,815,054

Common Stocks 27.56%

Energy 13.40%
American Midstream Partners LP	12,500	246,375
Atlas Pipeline Partners LP	6,955	189,593
Atlas Resource Partners LP	19,365	207,206
BreitBurn Energy Partners LP	9,300	65,100
Calumet Specialty Products Partners LP	14,620	327,634
Crestwood Midstream Partners LP	16,580	251,684
Enbridge Energy Partners LP	10,511	419,389
Energy Transfer Partners LP	4,503	292,695
Global Partners LP	7,600	250,724

INCOME & OPPORTUNITY FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Energy (cont.)
Kinder Morgan, Inc.	11,982	$506,958
Marlin Midstream Partners LP	25,900	470,862
Targa Resources Partners LP	5,600	268,128
Vanguard Natural Resources LLC	7,700	116,039
Williams Partners LP	10,560	472,560
		4,084,947

Financials 2.63%
Arlington Asset Investment Corp.	10,000	266,100
BGC Partners, Inc.	58,594	536,135
		802,235

Real Estate Investment Trusts 11.53%
City Office REIT, Inc.	56,470	722,816
Digital Realty Trust, Inc.	1,750	116,025
Gramercy Property Trust, Inc.	25,000	172,500
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	72,659	1,033,938
HCP, Inc.	5,782	254,581
Independence Realty Trust, Inc.	76,579	712,950
Lexington Realty Trust	45,486	499,436
		3,512,246
Total Common Stocks
(Cost $8,705,217)		8,399,428

	Principal Amount

Corporate Bonds 5.19%
Ford Motor Co., 9.98%, 02/15/47	$500,000	$810,283
Vanguard Natural Resources LLC / VNR Finance Corp, 7.88%, 04/01/20	250,000	216,938
Wells Fargo & Co., Series K, 7.98%, 03/29/49 (a)	500,000	554,375
Total Corporate Bonds (Cost $1,464,084)		1,581,596

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2014

	Shares	Market Value

Money Market 11.12%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.08% (b)	3,387,846	$3,387,846
Total Money Market (Cost $3,387,846)		3,387,846

Total Investments — 99.14%
(Cost $29,491,985)		30,206,944
Other Assets in Excess of Liabilities — 0.86%		263,346

NET ASSETS — 100.00%		$30,470,290

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2014.
(b)	Rate disclosed is the seven day yield as of December 31, 2014.

AGM - Assured Guaranty Municipal Corp.

OID - Original Issue Discount

REIT - Real Estate Investment Trust

INCOME & OPPORTUNITY FUND	11

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2014

ASSETS
Investments in securities at value (cost $29,491,985)	$30,206,944
Receivable for Fund shares sold	101,393
Dividends and interest receivable	274,771
Prepaid expenses	5,172
TOTAL ASSETS	30,588,280

LIABILITIES
Payable for Fund shares redeemed	2,616
Payable for investment advisory fees	9,510
Payable for accounting and administration fees	4,066
Payable for distributions to shareholders	51,806
Payable for distribution fees	6,001
Payable to custodian	800
Payable for audit fees	21,700
Payable for printing fees	15,110
Payable for transfer agent fees	3,355
Payable for chief compliance officer salary	79
Accrued offering cost	2,396
Other accrued expenses	551
TOTAL LIABILITIES	117,990
NET ASSETS	$30,470,290
Net assets applicable to 2,988,228 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$30,470,290
Net asset value and redemption price per share ($30,470,290 ÷ 2,988,228 shares)	$10.20
Maximum offering price per share ($10.20 ÷ 0.9525)	$10.71

SOURCE OF NET ASSETS
As of December 31 2014, net assets consisted of:
Paid-in capital	$30,277,927
Accumulated undistributed net investment (loss)	(50,587)
Accumulated net realized loss on investments	(472,009)
Net unrealized appreciation on investments	714,959
NET ASSETS	$30,470,290

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$440,046
Interest	326,109
TOTAL INVESTMENT INCOME	766,155

EXPENSES
Investment Advisory fees	97,395
Distribution fees	37,459
Accounting and Administration fees	15,158
Auditing fees	22,400
Chief Compliance Officer salary	630
Custodian fees	3,973
Directors’ fees	1,879
Insurance expense	2,477
Legal fees	1,897
Printing expense	29,094
Registration fees	9,755
Transfer Agent fees	15,891
Line of credit fees	67
Interest expense	1,434
Offering costs	9,311
Other expenses	427
TOTAL EXPENSES	249,247
Fees waived and reimbursed by Adviser	(59,659)
NET EXPENSES	189,588
NET INVESTMENT INCOME	576,567

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(472,009)
Net change in unrealized appreciation (depreciation) of investments	865,721
Net realized and unrealized gain on investments	393,712
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$970,279

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013(a)

OPERATIONS
Net investment income	$576,567	$74,423
Net realized gain (loss) on investment transactions	(472,009)	11,129
Net change in unrealized appreciation (depreciation) of investments	865,721	(150,762)
Net increase (decrease) in net assets resulting from operations	970,279	(65,210)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(620,404)	(82,815)
Distributions from realized gains	—	(9,487)
Distributions from return of capital	(245,196)	(30,823)
Total distributions to shareholders	(865,600)	(123,125)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	25,306,364	7,708,427
Shares issued from reinvestment of distributions	665,850	95,758
Shares redeemed	(3,004,299)	(218,154)
Increase in net assets derived from capital share transactions	22,967,915	7,586,031
Total Increase in net assets	23,072,594	7,397,696

NET ASSETS
Beginning of period	7,397,696	—
End of period	$30,470,290	$7,397,696

Accumuluated undistributed net investment income (loss)	$(50,587)	$(6,750)

Transactions in capital stock were:
Shares sold	2,447,021	781,892
Shares issued from reinvestment of distributions	64,327	9,904
Shares redeemed	(292,409)	(22,507)
Increase in shares outstanding	2,218,939	769,289

(a)	For the period July 8, 2013 (commencement of operations) to December 31, 2013

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*

Net Asset Value, Beginning of Period	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.39	0.14
Net realized and unrealized loss on investments	0.73	(0.31)
Total income from investment operations	1.12	(0.17)

Less Distributions:
Distributions from net investment income	(0.39)	(0.15)
Distributions from capital gains	—	(0.01)
From return of capital	(0.15)	(0.05)
Total distributions	(0.54)	(0.21)

Net Asset Value, End of Period	$10.20	$9.62
Total Return¹	11.74%	(1.63	)%²

Ratios/Supplemental Data:
Net assets, end of period (000)	$30,470	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.66%[4]	2.72	%³
After expense reimbursement or recapture	1.26%[4]	1.50	%³
Ratio of net investment income to average net assets	3.83%	3.25	%³
Portfolio turnover	20%	12	%²

1 Calculation does not reflect sales load.

2 Calculation is not annualized.

3 Calculation is annualized.

4 Includes interest expense of 0.01%.

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes to financial statements.

INCOME & OPPORTUNITY FUND	15

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2014

Note 1 – Organization

Spirit of America Income & Opportunity Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 8, 2013. The Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2014 is as follows:

Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Municipal Bonds	$—	$10,023,020	$—	$10,023,020
Preferred Stocks*	6,815,054	—	—	6,815,054
Common Stocks*	8,399,428	—	—	8,399,428
Corporate Bonds	—	1,581,596	—	1,581,596
Money Market Securities	3,387,846	—	—	3,387,846

Total	$18,602,328	$11,604,616	$—	$30,206,944

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels as of December 31, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the

INCOME & OPPORTUNITY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended December 31, 2014, excluding short-term investments, were $22,710,906 and $3,011,373, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.65% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2014 were $97,395.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.25% of the average daily net assets of the Fund through April 30, 2015. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. For the year ended December 31, 2014, the Adviser reimbursed the Fund $59,659.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2014 was $87,584. Of this balance, $27,925 will expire in 2016 and $59,659 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2014, fees paid to the Distributor under the Plan were $37,459.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended December 31, 2014, sales charges received by the Distributor were $1,101,918. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Fund was allocated $630 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 6 – Federal Income Taxes

The tax character of distributions paid during the year ended December 31, 2014 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2014	$620,404	$—	$—	$245,196	$865,600
12/31/2013	$82,975	$—	$2,577	$30,823	$116,375

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

INCOME & OPPORTUNITY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

December 31, 2014
Gross unrealized appreciation	$1,476,392
Gross unrealized depreciation	(774,842)

Net unrealized appreciation(a)	701,550

Cost basis of investments	$29,505,394

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to wash sales.

As of December 31, 2014, the components of accumulated distributable earnings (losses) for the Fund on a tax basis were as follows:

Unrealized appreciation	$701,550
Other accumulated losses	(509,187)

Total accumulated earnings (losses)(b)	$192,363

(b)	The differences between book-basis and tax-basis total accumulated earnings (losses) are primarily due to: wash sales, capital loss carryforwards and post-October loss deferral.

Other accumulated losses consist of distribution payable of $51,806 not deducted for tax purposes and post-October losses.

At December 31, 2014, the Fund had $34,880 in short-term capital loss carryforwards with no expirations and Deferred Post-October Losses of $422,501.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements or expected to be taken in the Fund’s 2014 tax returns. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income and Opportunity Fund
Total bank line of credit as of December 31, 2014	$3,000,000
Average borrowings during period	98,526
Number of days outstanding*	38
Average interest rate during period	1.655%
Highest balance drawn during period	581,173
Highest balance interest rate	1.670%
Interest expense incurred	$1,434
Interest rate at December 31, 2014	1.670%

*	Number of days outstanding represents the total days during the period ended December 31, 2014 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 27, 2011, FINRA filed a complaint against, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to any of the matters listed in this section. In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

INCOME & OPPORTUNITY FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2014

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2014, 30.63% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2014, 50.52% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

22	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income and Opportunity Fund

and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Income and Opportunity Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights the year then ended and for the period July 8, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income and Opportunity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 8, 2013 (Commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2015

INCOME & OPPORTUNITY FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2014

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent

Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for each of the Funds over various periods of time as compared to both relevant indices and the

INCOME & OPPORTUNITY FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

performance of such Funds’ peer groups. The Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2014

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

INCOME & OPPORTUNITY FUND	27

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

28	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income & Opportunity Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2014, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income and Opportunity Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOAIO-AR14

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $98,100

Fiscal year ended 2013: $95,600

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $0

Fees for 2014 and 2013 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph

(c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $18,000

Fiscal year ended 2013: $17,500

Fees for 2014 and 2013 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2013 and December 31, 2014 are $0 and $0, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 2/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 2/26/15

By (Signature and Title)	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date 2/26/15